Chase Funding
           Mortgage Loan Asset-Backed Certificates, Series 1999-1

                         $365,000,000 (Approximate)
                             Subject to Revision

                  March 16, 1999 - Computational Materials

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Chase Manhattan Mortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 TERM SHEET
                               March 16, 1999

                                Chase Funding
                   Mortgage Loan Asset-Backed Certificates
                                Series 1999-1



                         $365,000,000 (Approximate)
                             Subject to Revision




------------------------------------------------------------------------------------------------
                               Ratings                                          Exp Final
Class        Amount            (S&P/Fitch    WAL[1]    Bond Type    Coupon       Maturity[1]
-----        ------            ----------    ------    ---------    ------       ---------

------------------------------------------------------------------------------------------------
   IA-1      $ 56,600,000      AAA/AAA        1.14    SEQ          Fixed        6/01
   IA-2      $ 23,800,000      AAA/AAA        3.04    SEQ          Fixed        4/03
   IA-3      $ 12,900,000      AAA/AAA        5.03    SEQ          Fixed        7/05
   IA-4      $ 12,000,000      AAA/AAA        8.13    SEQ          Fixed        9/07
   IA-5      $ 13,000,000      AAA/AAA        6.48    NAS          Fixed        9/07
   IM-1      $  6,987,000      AA/AA          5.65    MEZ          Fixed        9/07
   IM-2      $  2,275,000      A/A            5.65    MEZ          Fixed[2]     9/07
   IB        $  2,438,000      BBB/BBB        5.08    SUB          Fixed[2]     9/07

   IIA-1     $138,650,000      AAA/AAA        2.50    Pass-thru    1M Libor +   5/06
                                                                   [   ][3]
   IIA-2     $ 58,750,000      AAA/AAA        1.98    NAS          Fixed        3/02
   IIM-1     $ 17,625,000      AA/AA          4.90    MEZ          IM Libor +   5/06
                                                                  [   ][3]
   IIM-2     $ 11,750,000      A/A            4.83    MEZ          IM Libor +   5/06
                                                                  [   ][3]
   IIB       $  8,225,000      BBB/BBB        4.79    SUB          IM Libor +   5/06
                                                                   [   ][3]
------------------------------------------------------------------------------------------------



--------

1 The Group 1 Certificates will be priced at 23 HEP % while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

2    Subject to an available funds cap.

3    Subject to an available funds cap and a maximum funds cap.







This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Chase Manhattan Mortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Title of Certificates:   Chase Funding Mortgage Loan Asset-Backed
                         Certificates, Series 1999-1,consisting of:
                         IA-1, IA-2, IA-3, IA-4, IA-5
                         IM-1, IM-2
                         IB
                         Group I Certificates
                                   and
                         IIA-1
                         IIA-2
                         IIM-1, IIM-2
                         IIB
                         Group II Certificates


Underwriters:            Chase Securities Inc., Lehman Brothers, Inc. and Morgan
                         Stanley Dean Witter.


Depositor:               Chase Funding, Inc.


Seller and
Master Servicer:         Chase Manhattan Mortgage Corporation


Subservicer:             Advanta Mortgage Corp. USA


Trustee:                 Citibank, N.A.


Cut-Off Date:            [March 1, 1999]


Pricing Date:            [March 18, 1999]


Closing Date:            [March 26, 1999]


Distribution Dates:      Distribution   of   principal   and   interest  on  the
                         certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in April 1999.

ERISA Considerations:    The  Class  IA  and  IIA  Certificates  will  be  ERISA
                         eligible  as  of  Closing.  However,  investors  should
                         consult   with  their   counsel  with  respect  to  the
                         consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

Legal Investment:        The Certificates will NOT constitute  "mortgage-related
                         securities" for the purposes of SMMEA.

Tax Status:              For federal  income tax  purposes,  the Trust Fund will
                         include two segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


Optional Termination:    The Master  Servicer  has the option to exercise a call
                         on each  loan  group  individually  when the  aggregate
                         Stated Principal Balance for that loan group is less than or equal to 10% of the aggregate Stated Principal
                         Balance of the  related  group as of the  Cut-Off  Date
                         (i.e. separate calls for each group). The call will be exercised at a price equal to the sum of (i) the unpaid principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, net of the Servicing Fee and any unpaid advances of interest, (ii) the appraised value of any REO Property in the related loan group (up to the unpaid principal balance of the related Mortgage
                         Loan), and (iii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such mortgage loans.


Mortgage Loans:          The  mortgage  pool  will  consist  of  mortgage  loans
                         ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The mortgage loans are secured by first liens on real properties.

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1

                              Certificate Structure

CreditEnhancement:       1) Excess interest
                         2) Over-Collateralization
                         3) Cross-Collateralization
                         4) Subordination


Excess Interest:         Excess  interest  cashflows  from  each  group  will be
                         available as credit enhancement for the related group.

Overcollateralization:   The   overcollateralization   ("O/C")   provisions  are
                         intended to provide for the limited acceleration of the
                         senior Certificates relative to the amortization of the
                         related mortgage group,  generally until the O/C levels
                         are reached.  Accelerated  amortization  is achieved by
                         applying  certain  excess  interest  collected  on each
                         mortgage  group  to the  payment  of  principal  on the
                         related senior Certificates,  resulting in the build up
                         of O/C.  By paying  down the  principal  balance of the
                         certificates faster than the principal  amortization of
                         the related  mortgage group,  an  overcollateralization
                         amount equal to the excess of the  aggregate  principal
                         balance  of  the  related   mortgage   group  over  the
                         principal  balance  of  the  related   Certificates  is
                         created. Excess cashflow will be directed to build each
                         O/C amount until the respective  mortgage group reaches
                         its   required   O/C   target.   Upon  this  event  the
                         acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                         GROUP I CERTIFICATES
                         Initial: 0.00%                Target: 0.65% of original
                         Stepdown: 1.30% of current    Floor:  0.50% of original

                         Group II CERTIFICATES
                         Initial: 0.00%                Target: 2.00% of original
                         Stepdown: 4.00% of current    Floor:  0.50% of original

                      (Preliminary and Subject to Revision)
Cross-
Collateralization:       Excess spread from each of the two mortgage groups,  if
                         not needed to credit enhance its own group will be available to credit enhance the other group.

Group I Subordination[1]:                 (S&P/FITCH)       GROUP I (Fixed)

                        Class IA          (AAA/AAA)         9.650%
                        Class IM-1        (AA/AA)           4.275%
                        Class IM-2        (A/A)             2.525%
                        Class IB          (BBB/BBB)         0.650%

                    (Preliminary and Subject to Revision)




Group I Class Sizes:                      (S&P/FITCH)       GROUP I (Fixed)

                        Class IA          (AAA/AAA)          91.000%
                        Class IM-1        (AA/AA)             5.375%
                        Class IM-2        (A/A)               1.750%
                        Class IB          (BBB/BBB)           1.875%

                    (Preliminary and Subject to Revision)




Group II Subordination[1]:                (S&P/FITCH)      GROUP II (Adjustable)

                        Class IIA         (AAA/AAA)        18.000%
                        Class IIM-1       (AA/AA)          10.500%
                        Class IIM-2       (A/A)             5.500%
                        Class IIB         (BBB/BBB)         2.000%

                    (Preliminary and Subject to Revision)




Group II Class Sizes:                     (S&P/FITCH)      GROUP II (Adjustable)

                        Class IIA         (AAA/AAA)        84.000%
                        Class IIM-1       (AA/AA)           7.500%
                        Class IIM-2       (A/A)             5.000%
                        Class IIB         (BBB/BBB)         3.500%

                    (Preliminary and Subject to Revision)



[1] The subordination percentage includes initial target overcollateralization of 0.65% for Group I and 2.00% for Group II. This overcollateralization credit support will not be available as of the closing date.

GROUP I



Mortgage Loans:          Fixed-Rate, First Lien Sub-prime Mortgage Loans

Total Group Size*:       $130,000,000

Prepayment
Assumption:              23% HEP (2.3% - 23% CPR Ramp over 10 months)

Fixed Rate Available
Funds Cap:               The  Pass-Through   Rate  of  the  Class  IM-2  and  IB
                         Certificates  is subject to the Group I Available Funds
                         Cap which is a rate equal to the weighted average gross interest rate of the related Mortgage Loans less a servicing fee (50 bps) and a trustee/master servicing fee (1 bps).

Interest Accrual:        Interest   will  accrue   during  the  calendar   month
                         preceding the month of distribution.

Payment Delay:           24 days

Int. Pmt. Basis:         30/360

Coupon Step Up:          If the 10% Clean-Up  Call for the Group I  Certificates
                         is not exercised,  the  Pass-Through  Rate on the Class
                         IA-4 Certificates shall increase by 50 bps.






* The  Mortgage  Pool  as  of  the  Closing  Date  will  include   approximately
  [$39,000,000] of Fixed Rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the final Mortgage Pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates at, and will be filed with the Securities and Exchange Commission within fifteen days of, the initial delivery of the Certificates.

          Chase Funding Mortgage Loan Asset-Backed Certificates, Series
                                     1999-1

                              Group I Certificates



                    Class   Class    Class    Class    Class   Class    Class     Class
                    IA-1    IA-2     IA-3     IA-4     IA-5    IM-1     IM-2      IB
                  ------------------------------------------------------------------------
Offer Size
($MM)                56.600  23.800   12.900   12.000   13.000   6.987    2.275    2.438

Expected Ratings
S&P                  AAA     AAA      AAA      AAA      AAA      AA       A        BBB
Fitch                AAA     AAA      AAA      AAA      AAA      AA       A        BBB

Coupon               Fixed   Fixed    Fixed    Fixed[2] Fixed    Fixed    Fixed[1] Fixed [1]


Avg Life             1.14    3.04     5.03     8.13     6.48     5.65     5.65     5.08
Call (yrs)[3]

Avg Life             1.14    3.04     5.03     10.51    6.63     6.09     5.83     5.08
Mat (yrs)[3]

Payment window       1-27    27-49    49-76    76-102   37-102   37-102   37-102   37-102
to Call (mos.)[3]

Payment window       1-27    27-49    49-76    76-201   37-177   37-157   37-125   37-103
to Maturity (mos.)[3]

Exp Mat to Call[3]   6/01    4/03     7/05     9/07     9/07     9/07     9/07     9/07

Exp Mat to           6/01    4/03     7/05     12/15    12/13    4/12     8/09     10/07
Maturity[3]


Last Scheduled
Distribution         12/13   5/22     5/26     11/28    12/13    5/28     6/27     10/25
Date
-------------------------------------------------------------------------------------------


-----------------------
(1)   Subject to an available funds cap.
(2)   After the call date,  the coupon will  increase  by 50 bps.
(3)   The Group I Certificates will be priced at 23% HEP.

                                  GROUP II


Mortgage Loans:          Adjustable-Rate, Sub-prime First Lien Mortgage Loans

Total Group Size*:       $235,000,000

Prepayment Assumption:   27% CPR

Adjustable Rate
Available Funds Cap:     All  Group  II  Pass-Through  Rates  (other  than  with
                         respect to the Class IIA-2 Certificates) are subject to
                         the  Group  II  Available   Funds  Cap.  The  Group  II
                         Available  Funds  Cap is a rate  equal to the  weighted
                         average  gross  interest  rate of the related  mortgage
                         loans   less  a   servicing   fee   (50   bps)   and  a
                         trustee/master servicing fee (1 bp).

Maximum Funds Cap:       All Group II  Pass-Through  Rates (other than the Class
                         IIA-2 Certificates) will be also subject to a maximum funds cap equal to a weighted average maximum lifetime rate on the underlying mortgage loans. Any interest shortfall due to the maximum funds cap will not be reimbursed.

Interest Accrual:        For Class IIA-1,  IIM-1,  IIM-2 and IIB,  interest will
                         initially   accrue  from  the  Closing   Date  to  (but
                         excluding) the first Distribution Date, and thereafter,
                         from the prior  Distribution Date to the day preceeding
                         the  current   Distribution   Date.  For  Class  IIA-2,
                         interest   will  accrue   during  the  calendar   month
                         preceding the month of distribution.

Payment Delay:           For Class IIA-1, IIM-1, IIM-2 and IIB, 0 days For Class
                         IIA-2, 24 days

Int. Pmt. Basis:         For Class IIA-1, IIM-1, IIM-2 and IIB,  actual/360
                         For Class IIA-2, 30/360

Shortfall
Reimbursement:           If on any Distribution  Date the  Pass-Through  Rate is
                         limited by the Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited over the amount of interest at the Distribution Available Funds
                         Cap and the aggregate of such  shortfalls from previous
                         Distribution Dates together with accrued interest at the Pass-Through Rate will be carried over to the next
                         Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II loans. No such Group II
                         Certificate  Carryover  will be paid  once the Group II
                         Certificate principal balance has been reduced to zero.

Coupon Step Up           If the 10% Clean-Up Call for the Group II  Certificates
                         is not exercised, (i) the Pass-Through Rate on the Class IIA-1 Certificates shall increase by 2x the IIA-1 margin, and (ii) the Pass-Through Rates on the Class
                         IIM-1, Class IIM2 and Class IIB Certificates shall increase by 1.5x their related margins.


* The Mortgage Pool as of the Closing Date will include approximately [$58,000,000] of Adjustable Rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the final Mortgage Pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates at, and will be filed with the Securities and Exchange Commission within fifteen days of, the initial delivery of the Certificates.

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1

                              Group II Certificates



                  Class           Class           Class           Class           Class
                  IIA-1           IIA-2           IIM-1           IIM-2           IIB
--------------------------------------------------------------------------------------------------

Offer
Size ($MM)        138.650         58.750          17.625          11.750          8.225

Expected Ratings
S&P               AAA             AAA             AA              A               BBB
Fitch             AAA             AAA             AA              A               BBB

Coupon            IM Libor        Fixed          IM Libor        IM Libor         IM Libor
                  + [ ][1,2]                     +[ ][1,3]       +[ ][1,3]        + [  ][1,3]

Avg Life          2.50            1.98            4.90            4.83            4.79
Call (yrs)[4]

Avg Life          2.81            1.98            5.41            5.25            4.98
Mat (yrs)[4]

Pymt window       1-86            16-36           40-86           38-86           37-86
to Call (mos.)[4]

Pymt window       1-194           16-36           40-158          38-139          37-115
to Maturity
(mos.)[4]

Exp Mat to        5/06            3/02            5/06            5/06            5/06
Call [4]

Exp Mat to        5/15            3/02            5/12            10/10           10/08
Maturity[4]

Last Scheduled
Distribution Date 1/29            6/17            12/28           10/28           6/28

--------------------------------------------------------------------------------------------------


(1)  Subject to an  available  funds cap and a maximum  funds cap.
(2) If the 10% cleanup call is not exercised, the coupon of the Class IIA-1 Certificates shall increase by 2x the IIA-1 margin.
(3) If the 10% cleanup call is not exercised, the coupon on the Class IIM-1, IIM-2 and IIB Certificates shall increase by 1.5x their related margins.
(4)  The Group II Certificates will be prices at 27% CPR.

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1

                             CASH FLOW PRIORITY




Cashflow Priority:                  GROUP I CERTIFICATES

     1)   Repayment of any unrecoverable, unreimbursed Servicer advances.

     2)   Servicing Fees and Trustee/Master Servicing Fees.

     3) Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates.

     4) Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under
          "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

     5) Excess cashflow to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C.

     6)   Excess cashflow to pay Group I subordinate  principal  shortfalls.

     7) Excess cashflow to pay amounts under items 1 through 6 under "Group II Certificates" below.

     8)   Any excess cashflow reverts to the Residual Certificateholder.




Cashflow Priority:                  GROUP II CERTIFICATES

     1)   Repayment of any unrecoverable, unreimbursed Servicer advances.

     2)   Servicing Fees, Trustee/Master Servicing Fees.

     3) Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates.

     4) Group II available principal funds, as follows: monthly principal sequentially to the Class IIA Certificates as described under
          "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

     5) Excess cashflow to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C.

     6)   Excess cashflow to pay Group II subordinate principal  shortfalls.

     7)   Excess  cashflow to pay amounts under items 1 through 6 under "Group I
          Certificates"   above.

     8)   Excess  cashflow  to pay any Group II  Certificate  Carryover.

     9)   Any excess cashflow reverts to the Residual Certificateholder.

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1


                                PRINCIPAL PAYDOWN


CLASS IA-5 LOCKOUT DISTRIBUTION AMOUNT: The applicable Class IA-5 Lockout Percentage multiplied by the Class IA-5 pro-rata distribution amount.

                          CLASS IA-5 LOCKOUT PERCENTAGE

                          April 1999 -- March 2002:      0%
                          April 2002 -- March 2004:     45%
                          April 2004 -- March 2005:     80%
                          April 2005 -- March 2006:    100%
                          April 2006 and thereafter:   300%

Class IIA-2 LOCKOUT DISTRIBUTION AMOUNT: Until March 2002, the applicable Class IIA-2 Lockout Percentage multiplied by the Class IIA-2 pro-rata distribution amount. For March 2002 and thereafter, the Class IIA-2 Lockout Amount Distribution will equal the Group II Class A principal cashflows.

                         CLASS IIA-2 LOCKOUT PERCENTAGE

                          April 1999 -- June 2000:       0%
                          July 2000 -- February 2002:  500%

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:

1) To the Class IA-5 Certificateholders -- the Class IA-5 Lockout Distribution Amount

2) All remaining scheduled and unscheduled Group I principal will be paid sequentially to the Class IA Certificates.

Group II Certificates:

1)   To  the  Class  IIA-2   Certificateholders   --  the  Class  IIA-2  Lockout
     Distribution Amount

2) All remaining scheduled and unscheduled Group II principal will be paid sequentially to the Class IIA Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as is the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.



If the Subordinated Class Principal Distribution Test is met, principal will be distributed in amounts that will keep the subordination for each class at its required level.

                         REQUIRED SUBORDINATION LEVELS*

            Group I                          Group II

            Class A -      19.30%            Class A -    36.00%
            Class M-1       8.55%            Class M-1    21.00%
            Class M-2       5.05%            Class M-2    11.00%
            Class B         1.30%            Class B       4.00%

             *Includes overcollateralization

                      (Preliminary and Subject to Revision)

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the April 2002 Distribution Date.

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below).

iii) A Trigger Event has not occurred (a Trigger Event occurs if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ Day delinquency percentage (including foreclosures and REOs) ([2x] for Group I; [2.5x] for Group II).


               THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each group, the later of (i) the April 2002 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for the applicable group divided by the aggregate Loan Balance of the Mortgage Loans for such group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination.

           Group I Senior                      Group II Senior
           Specified Enhancement               Specified Enhancement
           Percentage:                         Percentage:
           -------------------                 -------------------
           [19.30%                             [36.00%
           or                                  or
           (9.00% + 0.65%)*2]                  (16.00% + 2.00%)*2]

                      (Preliminary and Subject to Revision)

                        STEPUP TRIGGER EVENT:

                        With respect to Group II Certificates, if the delinquency or loss performance of the related Mortgage Loans equals or exceeds certain triggers, a "Stepup Trigger Event" will occur with respect to Group II Certificates. Upon such occurrence, the amount of net excess cashflow required to be applied as the "extra principal distribution amount" with respect to Group II Certificates will increase, causing a more rapid amortization of the Group II Certificates.



Prospectus:             The  Certificates  are being  offered  pursuant  to a
                        Prospectus  which  includes a  Prospectus  Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                        Loan is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Chase Securities Inc.
Asset Backed Securities Portfolio Analysis

            Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans
                                 Summary Report


 Aggregate Outstanding Principal Balance   $91,098,579.22
 Aggregate Original Principal Balance      $91,294,671.65
 Number of Mortgage Loans                           1,165

                                Minimum        Maximum          Weighted Average
Original Principal Balance      $11,250.00     $512,000.00        $78,364.53 (2)
Outstanding Principal Balance   $11,069.43     $511,763.64        $78,196.21 (2)

Stated Remaining Term (mos)     112            360                    263.26 (1)


LTV                             16.00          95.00                   71.11 (1)


Interest Rate                   6.450%         14.500%                10.032%(1)



 Notes:
 (1)  --  Weighted by Aggregate Outstanding Principal Balance.
 (2)  --  Sum of Outstanding Principal Balance divided by total number of loans.

                                Mortgage Rates[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal   Percent of
 Mortgage Rates                Mortgage Loans  Balance Outstanding   Loan Group

   6.00% to   6.49%                     1             35,000.00        0.04%
   6.50% to   6.99%                     1            149,772.11        0.16%
   7.00% to   7.49%                     6            643,883.29        0.71%
   7.50% to   7.99%                    38          3,571,178.76        3.92%
   8.00% to   8.49%                    52          3,930,905.79        4.32%
   8.50% to   8.99%                   148         12,039,989.92       13.22%
   9.00% to   9.49%                   105          8,341,299.33        9.16%
   9.50% to   9.99%                   231         18,347,634.37       20.14%
  10.00% to  10.49%                   125          9,831,215.29       10.79%
  10.50% to  10.99%                   179         15,000,545.92       16.47%
  11.00% to  11.49%                   117          8,550,139.69        9.39%
  11.50% to  11.99%                    69          4,363,465.29        4.79%
  12.00% to  12.49%                    42          3,156,904.52        3.47%
  12.50% to  12.99%                    26          2,002,606.65        2.20%
  13.00% to  13.49%                     8            319,007.40        0.35%
  13.50% to  13.99%                    12            591,656.55        0.65%
  14.00% to  14.49%                     2             87,335.54        0.10%
  14.50% to  14.99%                     3            136,038.80        0.15%

 Grand Total                        1,165        $91,098,579.22      100.00%


 Mortgage Rate Range is from:      6.450% to  14.500%
 Weighted Average is:   10.032%

--------------
1   The percentages may not add up to 100% due to rounding.



                      Remaining Months to Stated Maturity1
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal Percent of
 Remaining Term                Mortgage Loans  Balance Outstanding Loan Group

 109 to 120                             8            324,400.95        0.36%
 145 to 156                             1             33,250.88        0.04%
 157 to 168                             5            355,503.82        0.39%
 169 to 180                           560         42,344,155.62       46.48%
 229 to 240                           101          6,716,266.61        7.37%
 289 to 300                             3            159,401.69        0.17%
 337 to 348                             2            292,092.25        0.32%
 349 to 360                           485         40,873,507.40       44.87%

 Grand Total                        1,165        $91,098,579.22      100.00%


 Remaining Term Range is from:  112 to 360

 Weighted Average is:   263.263

-------------------------

1   The percentages may not add up to 100% due to rounding.

                           Mortgage Loan Age Summary[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Mortgage Loan Age (Months)    Mortgage Loans  Balance Outstanding    Loan Group

 0                                     79          6,663,501.00        7.31%
 1-12                               1,081         83,871,080.22       92.07%
 13-24                                  5            563,998.00        0.62%

 Grand Total                        1,165        $91,098,579.22      100.00%


 Loan Age Range is from:  0   to    17
 Weighted Average is: 2.486



                              Year of Origination[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans


                                 Number of     Aggregate Principal    Percent of
 Year of Origination           Mortgage Loans  Balance Outstanding    Loan Group

 1997                                   1             85,000.17        0.09%
 1998                                 727         55,435,160.07       60.85%
 1999                                 437         35,578,418.98       39.05%

 Grand Total                        1,165        $91,098,579.22      100.00%



----------
1   The percentages may not add up to 100% due to rounding.

                               Loan-to-Value Ratios[1]
             Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal   Percent of
 Range of Loan-to-Value Ratios Mortgage Loans  Balance Outstanding   Loan Group

  50.00% or Less                      125          8,568,729.21        9.41%
  50.01% to  55.00%                    50          4,045,197.57        4.44%
  55.01% to  60.00%                    83          5,700,528.16        6.26%
  60.01% to  65.00%                    91          6,801,190.50        7.47%
  65.01% to  70.00%                   137         10,991,335.01       12.07%
  70.01% to  75.00%                   182         14,516,530.64       15.93%
  75.01% to  80.00%                   304         25,065,356.55       27.51%
  80.01% to  85.00%                   114          9,012,835.30        9.89%
  85.01% to  90.00%                    73          5,877,990.54        6.45%
  90.01% to  95.00%                     6            518,885.74        0.57%

 Grand Total                        1,165        $91,098,579.22      100.00%

 Loan-to-Value Range is from:    16.000% to  95.000%
 Weighted Average is:   71.112%


                   Original Mortgage Loan Principal Balances[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

 Range of Original Mortgage      Number of     Aggregate Principal Percent of
 Loan Principal Balances       Mortgage Loans  Balance Outstanding Loan Group

  Up to $100,000                      917         52,437,144.39       57.56%
 $ 100,001 to $ 150,000               165         20,020,605.46       21.98%
 $ 150,001 to $ 200,000                45          7,842,726.29        8.61%
 $ 200,001 to $ 250,000                20          4,581,155.54        5.03%
 $ 250,001 to $ 300,000                 8          2,129,916.39        2.34%
 $ 300,001 to $ 350,000                 3            989,710.16        1.09%
 $ 350,001 to $ 400,000                 3          1,165,202.77        1.28%
 $ 400,001 to $ 450,000                 1            422,225.66        0.46%
 $ 450,001 to $ 500,000                 2            998,128.92        1.10%
 $ 500,001 to $ 550,000                 1            511,763.64        0.56%

 Grand Total                        1,165        $91,098,579.22      100.00%

 Original Mortgage Loan Principal Balance Range is from:    $11,250.00  to
 $512,000.00
 Average is:$78,364.53
----------------------------------
1  The percentages may not add up to 100% due to rounding.

                        Type of Mortgaged Properties[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Property Type                 Mortgage Loans  Balance Outstanding    Loan Group

 Attached Planned Unit Development     20          1,265,867.73        1.39%
 Detached Planned Unit Development     22          2,525,077.08        2.77%
 Condominium                           35          2,233,428.13        2.45%
 Manufactured Housing                  67          3,965,158.34        4.35%
 Single-family Residence              917         71,796,371.41       78.81%
 Small Mixed Use                       10          1,066,419.08        1.17%
 Two- to Four-family Dwelling Unit     94          8,246,257.45        9.05%

 Grand Total                        1,165        $91,098,579.22      100.00%[1]

------------
1   The percentages may not add up to 100% due to rounding.

                               State Distributions[1]
             Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans


                                 Number of     Aggregate Principal   Percent of
 States                        Mortgage Loans  Balance Outstanding   Loan Group

 Arizona                               16          1,118,068.14        1.23%
 Arkansas                               5            293,458.83        0.32%
 California                            30          4,054,878.01        4.45%
 Colorado                              37          3,668,239.20        4.03%
 Connecticut                           20          1,960,241.44        2.15%
 Florida                              154         11,808,398.70       12.96%
 Georgia                               46          3,462,544.49        3.80%
 Idaho                                  5            356,287.97        0.39%
 Illinois                              30          2,080,141.54        2.28%
 Indiana                               52          3,682,557.96        4.04%
 Iowa                                   5            231,317.99        0.25%
 Kansas                                 2            218,678.38        0.24%
 Kentucky                              12            870,914.18        0.96%
 Louisiana                             25          1,559,927.04        1.71%
 Maine                                  4            205,820.59        0.23%
 Maryland                              15          1,250,390.57        1.37%
 Massachusetts                         28          3,140,992.68        3.45%
 Michigan                              66          4,380,945.23        4.81%
 Minnesota                             15          1,154,918.03        1.27%
 Mississippi                            8            518,027.30        0.57%
 Missouri                              18            841,833.69        0.92%
 Montana                                3            224,052.27        0.25%
 Nebraska                               3            144,211.61        0.16%
 Nevada                                 3            211,668.33        0.23%
 New Hampshire                          5            440,152.47        0.48%
 New Jersey                            24          2,687,821.09        2.95%
 New Mexico                            33          2,226,720.59        2.44%
 New York                             102         10,356,723.52       11.37%
 North Carolina                        41          2,940,994.88        3.23%
 Ohio                                  77          4,536,353.52        4.98%
 Oklahoma                              10            578,692.19        0.64%
 Oregon                                23          2,022,696.35        2.22%
 Pennsylvania                          43          2,086,647.19        2.29%
 Rhode Island                           8            833,096.67        0.91%
 South Carolina                        18          1,135,240.39        1.25%
 South Dakota                           6            400,672.92        0.44%
 Tennessee                             74          5,282,016.39        5.80%

-------------------
1    The percentages may not add up to 100% due to rounding.

                                 Number of     Aggregate Principal   Percent of
 States                        Mortgage Loans  Balance Outstanding   Loan Group

 Texas                                 24          1,528,717.15        1.68%
 Utah                                   6            542,226.53        0.60%
 Vermont                                4            365,273.46        0.40%
 Virginia                              14          1,153,189.44        1.27%
 Washington                            24          3,039,380.54        3.34%
 Washington DC                          7            453,677.81        0.50%
 West Virginia                          7            426,622.36        0.47%
 Wisconsin                             12            560,918.84        0.62%
 Wyoming                                1             62,230.75        0.07%

 Grand Total                        1,165        $91,098,579.22      100.00%




                                Occupancy Types[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Occupancy                     Mortgage Loans  Balance Outstanding    Loan Group

 Owner-occupied                     1,023         81,840,909.34       89.84%
 Second Home                           10            680,173.31        0.75%
 Investment                           132          8,577,496.57        9.42%

 Grand Total                        1,165        $91,098,579.22      100.00%




                             Documentation Summary[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Documentation                 Mortgage Loans  Balance Outstanding    Loan Group

 Full Documentation                   871         62,993,184.38       69.15%
 24 Month Bank Statement              103         10,971,705.21       12.04%
 Reduced Documentation                 36          3,450,310.54        3.79%
 Stated Income                        155         13,683,379.09       15.02%

 Grand Total                        1,165        $91,098,579.22      100.00%

-------------------
1   The percentages may not add up to 100% due to rounding.

                                  Loan Purpose[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Loan Purpose                  Mortgage Loans  Balance Outstanding    Loan Group

 Purchase                             249         19,911,750.52       21.86%
 Refinance - Rate/Term                138         10,899,097.38       11.96%
 Refinance - Cashout                  778         60,287,731.32       66.18%

 Grand Total                        1,165        $91,098,579.22      100.00%





                               Loan Type Summary[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Loan Type                     Mortgage Loans  Balance Outstanding    Loan Group

 10 Yr Fixed                            8            324,400.95        0.36%
 13 Yr Fixed                            1             33,250.88        0.04%
 15 Yr Fixed                          207         11,587,730.82       12.72%
 15/20 Balloon                          1             41,692.82        0.05%
 15/30 Balloon                        357         31,070,235.80       34.11%
 20 Yr Fixed                          101          6,716,266.61        7.37%
 25 Yr Fixed                            3            159,401.69        0.17%
 30 Yr Fixed                          487         41,165,599.65       45.19%

 Grand Total                        1,165        $91,098,579.22      100.00%


------------
1    The percentages may not add up to 100% due to rounding.

                             Credit Grade Summary[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Credit Grade                  Mortgage Loans  Balance Outstanding    Loan Group

 AO                                   378         31,743,700.80       34.85%
 A-                                   434         32,616,609.68       35.80%
 B                                    148         12,118,595.16       13.30%
 B-                                    76          5,816,165.20        6.38%
 C                                     84          6,150,087.92        6.75%
 C-                                    32          1,840,697.18        2.02%
 D                                     13            812,723.28        0.89%

 Grand Total                        1,165        $91,098,579.22      100.00%






                          Prepayment Penalties Summary[1]
           Chase Funding, Series 1999-1 - Fixed Rate Mortgage Loans

                                  Number of     Aggregate Principal   Percent of
Prepayment Penalties (months)   Mortgage Loans  Balance Outstanding   Loan Group

 0                                    337         24,404,790.99       26.79%
 12                                   102         10,158,045.25       11.15%
 24                                    31          2,728,724.58        3.00%
 36                                   424         31,622,226.19       34.71%
 60                                   271         22,184,792.21       24.35%

 Grand Total                        1,165        $91,098,579.22      100.00%


------------------
1    The percentages may not add up to 100% due to rounding.

Chase Securities Inc.
Asset Backed Securities Portfolio Analysis

          Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans
                                 Summary Report


 Aggregate Outstanding Principal Balance  $177,111,656.72
 Aggregate Original Principal Balance     $177,288,314.00
 Number of Mortgage Loans                           1,468

                               Minimum        Maximum           Weighted Average
Original Principal Balance    $12,000.00     $800,000.00        $120,768.61 (2)
Outstanding Principal Balance $11,994.28     $799,250.49        $120,648.27 (2)

Stated Remaining Term (mos)          340             360             358.10 (1)


LTV                                17.10           95.00              76.38 (1)


Interest Rate                    6.400%          14.250%             9.743% (1)
Initial Interest Rate Cap        1.000%           3.000%             2.759% (1)
Periodic Rate Cap                1.000%           3.000%             1.403% (1)
Gross Margin                     2.000%          10.000%             5.734% (1)
Maximum Mortgage Rate           12.700%          20.250%            16.632% (1)
Minimum Mortgage Rate            6.400%          14.250%             9.737% (1)


Notes:
 (1)  --  Weighted by Aggregate Outstanding Principal Balance.
 (2)  --  Sum of Outstanding Principal Balance divided by total number of loans.

                            Current Mortgage Rates[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Mortgage Rates                Mortgage Loans  Balance Outstanding    Loan Group

   6.00% to   6.49%                     1            360,917.02        0.20%
   6.50% to   6.99%                     2            169,353.09        0.10%
   7.00% to   7.49%                     7            764,681.26        0.43%
   7.50% to   7.99%                    43          5,073,899.67        2.86%
   8.00% to   8.49%                    94         12,847,115.44        7.25%
   8.50% to   8.99%                   180         25,001,249.10       14.12%
   9.00% to   9.49%                   207         27,253,097.05       15.39%
   9.50% to   9.99%                   281         33,247,252.66       18.77%
  10.00% to  10.49%                   230         28,280,396.58       15.97%
  10.50% to  10.99%                   225         24,224,013.71       13.68%
  11.00% to  11.49%                    97          9,678,918.47        5.46%
  11.50% to  11.99%                    51          5,335,772.03        3.01%
  12.00% to  12.49%                    28          2,980,082.57        1.68%
  12.50% to  12.99%                    13          1,160,386.86        0.66%
  13.00% to  13.49%                     8            666,713.96        0.38%
  14.00% to  14.49%                     1             67,807.25        0.04%

 Grand Total                        1,468       $177,111,656.72      100.00%

 Mortgage Rate Range is from:      6.400% to    14.250%

  Weighted Average is:              9.743%



                      Remaining Months to Stated Maturity[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Remaining Term                Mortgage Loans  Balance Outstanding    Loan Group

 337 to 348                             5            671,008.14        0.38%
 349 to 360                         1,463        176,440,648.58       99.62%

 Grand Total                        1,468       $177,111,656.72      100.00%

 Remaining Term Range is from:  340 to  360

  Weighted Average is:      358.101

-------------
1   The percentages may not add up to 100% due to rounding.

                           Mortgage Loan Age Summary1
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Mortgage Loan Age (Months)    Mortgage Loans  Balance Outstanding    Loan Group

 0                                    170         21,322,823.00       12.04%
 1-12                               1,294        155,185,632.83       87.62%
 13-24                                  4            603,200.89        0.34%

 Grand Total                        1,468       $177,111,656.72      100.00%


 Loan Age Range is from:  0   to    20

  Weighted Average is:  1.899



                             Year of Origination[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Year of Origination           Mortgage Loans  Balance Outstanding    Loan Group

 1997                                   4            603,200.89        0.34%
 1998                                 728         90,828,579.72       51.28%
 1999                                 736         85,679,876.11       48.38%

 Grand Total                        1,468       $177,111,656.72      100.00%



1   The percentages may not add up to 100% due to rounding.

                             Loan-to-Value Ratios[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                  Number of     Aggregate Principal   Percent of
Range of Loan-to-Value Ratios   Mortgage Loans  Balance Outstanding   Loan Group

  50.00% or Less                       59          4,839,341.77        2.73%
  50.01% to  55.00%                    34          3,289,446.34        1.86%
  55.01% to  60.00%                    66          8,230,091.54        4.65%
  60.01% to  65.00%                    94         10,123,003.98        5.72%
  65.01% to  70.00%                   155         18,543,674.89       10.47%
  70.01% to  75.00%                   214         24,357,134.00       13.75%
  75.01% to  80.00%                   452         56,370,456.48       31.83%
  80.01% to  85.00%                   231         30,449,482.04       17.19%
  85.01% to  90.00%                   151         19,509,322.29       11.02%
  90.01% to  95.00%                    12          1,399,703.39        0.79%

 Grand Total                        1,468       $177,111,656.72      100.00%


 Loan-to-Value Range is from:    17.097%  to  95.000%
 Weighted Average is:   76.382%

-------------------
1   The percentages may not add up to 100% due to rounding.

                        Maximum Mortgage Rates[1]

         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Range of Maximum Mortgage     Mortgage Loans  Balance Outstanding    Loan Group

 12.50% to 12.99%                       2            169,353.09        0.10%
 13.00% to 13.49%                       2            440,803.39        0.25%
 13.50% to 13.99%                       9          1,199,486.47        0.68%
 14.00% to 14.49%                      18          2,395,143.98        1.35%
 14.50% to 14.99%                      63          7,716,137.38        4.36%
 15.00% to 15.49%                     104         14,769,653.46        8.34%
 15.50% to 15.99%                     184         24,954,152.12       14.09%
 16.00% to 16.49%                     201         25,936,274.11       14.64%
 16.50% to 16.99%                     259         30,998,624.67       17.50%
 17.00% to 17.49%                     216         26,156,299.19       14.77%
 17.50% to 17.99%                     223         23,582,351.51       13.31%
 18.00% to 18.49%                      94          9,407,789.36        5.31%
 18.50% to 18.99%                      44          4,754,964.33        2.68%
 19.00% to 19.49%                      30          2,936,047.99        1.66%
 19.50% to 19.99%                      13          1,160,386.86        0.66%
 20.00% to 20.49%                       6            534,188.81        0.30%

 Grand Total                        1,468       $177,111,656.72      100.00%

 Maximum Mortgage Rate Range is  12.700% to 20.250%

 Weighted Average is:   16.632%

As of the Cut Off Date, the Gross Margin Range is from 2.000% to 10.000% for the Adjustable Rate Mortgage Loans.


----------------
1  The percentages may not add up to 100% due to rounding.

                             Next Adjustment Date[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans


                                 Number of     Aggregate Principal    Percent of
 Next Adjustment Date          Mortgage Loans  Balance Outstanding    Loan Group

 Apr 1999                               2            228,993.94        0.13%
 May 1999                               3            565,962.91        0.32%
 Jul 1999                              37          5,778,578.45        3.26%
 Aug 1999                              37          4,884,429.75        2.76%
 Sep 1999                              14          2,920,578.30        1.65%
 Nov 1999                               1             53,432.03        0.03%
 Jan 2000                              44          5,397,293.58        3.05%
 Feb 2000                              55          5,988,661.38        3.38%
 Mar 2000                              19          2,700,734.00        1.52%
 Apr 2000                               4            632,229.80        0.36%
 May 2000                               2            266,095.76        0.15%
 Jun 2000                               4            793,755.37        0.45%
 Jul 2000                               7          1,092,264.39        0.62%
 Aug 2000                              21          2,530,400.05        1.43%
 Sep 2000                              44          5,081,645.54        2.87%
 Oct 2000                              13          1,071,707.76        0.61%
 Nov 2000                              14          1,466,110.41        0.83%
 Dec 2000                              12          1,249,567.68        0.71%
 Jan 2001                             346         44,109,488.79       24.90%
 Feb 2001                             305         35,718,085.50       20.17%
 Mar 2001                              92         11,292,409.00        6.38%
 Apr 2001                               1             70,346.67        0.04%
 Jun 2001                               1             41,827.03        0.02%
 Jul 2001                               3            339,237.77        0.19%
 Aug 2001                               1             65,821.31        0.04%
 Oct 2001                               1             29,907.85        0.02%
 Nov 2001                               1            143,800.59        0.08%
 Dec 2001                               1             36,692.35        0.02%
 Jan 2002                             158         18,252,415.02       10.31%
 Feb 2002                             153         15,693,043.48        8.86%
 Mar 2002                              50          5,466,110.00        3.09%
 Jun 2003                               1            345,998.00        0.20%
 Jan 2004                              10          1,609,685.47        0.91%
 Feb 2004                               8            960,896.79        0.54%
 Mar 2004                               3            233,450.00        0.13%

 Grand Total                        1,468       $177,111,656.72      100.00%

-----------------
1   The percentages may not add up to 100% due to rounding.

                   Original Mortgage Loan Principal Balances[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

 Range of Original Mortgage      Number of     Aggregate Principal    Percent of
 Loan Principal Balances       Mortgage Loans  Balance Outstanding    Loan Group

  Up to $100,000                      752         50,068,260.67       28.27%
 $ 100,001 to $ 150,000               372         45,543,946.71       25.71%
 $ 150,001 to $ 200,000               159         27,525,643.67       15.54%
 $ 200,001 to $ 250,000                90         20,356,311.69       11.49%
 $ 250,001 to $ 300,000                40         10,974,251.66        6.20%
 $ 300,001 to $ 350,000                13          4,172,111.23        2.36%
 $ 350,001 to $ 400,000                22          8,246,248.42        4.66%
 $ 400,001 to $ 450,000                 4          1,700,234.47        0.96%
 $ 450,001 to $ 500,000                11          5,353,385.20        3.02%
 $ 500,001 to $ 550,000                 1            514,500.00        0.29%
 $ 550,001 to $ 600,000                 1            559,435.15        0.32%
 $ 600,001 to $ 650,000                 1            636,902.74        0.36%
 $ 650,001 to $ 700,000                 1            661,174.62        0.37%
 $ 750,001 to $ 800,000                 1            799,250.49        0.45%

 Grand Total                        1,468       $177,111,656.72      100.00%

Original Mortgage Loan Principal Balance Range is from:  $12,000.00 to
$800,000.00

Average is:$120,768.61



                          Type of Mortgaged Properties[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                  Number of     Aggregate Principal   Percent of
 Property Type                  Mortgage Loans  Balance Outstanding   Loan Group

 Attached Planned Unit Development     25          3,327,600.46        1.88%
 Detached Planned Unit Development     80         15,841,048.66        8.94%
 Condominium                           38          3,803,552.36        2.15%
 Manufactured Housing                  13            829,449.76        0.47%
 Single-family Residence            1,188        139,872,789.30       78.97%
 Small Mixed Use                        1            182,000.00        0.10%
 Two- to Four-family Dwelling Unit    123         13,255,216.18        7.48%

 Grand Total                        1,468       $177,111,656.72      100.00%[1]

-------------------------
1   The percentages may not add up to 100% due to rounding.

                              State Distributions[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans


                                 Number of     Aggregate Principal    Percent of
 States                        Mortgage Loans  Balance Outstanding    Loan Group

 Arizona                               30          4,353,893.70        2.46%
 Arkansas                               3            206,621.51        0.12%
 California                            77         15,615,961.15        8.82%
 Colorado                              88         12,010,043.18        6.78%
 Connecticut                           46          6,202,890.30        3.50%
 Delaware                               6            585,151.83        0.33%
 Florida                              139         16,447,610.03        9.29%
 Georgia                               51          6,505,494.77        3.67%
 Idaho                                 10            689,256.52        0.39%
 Illinois                              50          5,563,975.70        3.14%
 Indiana                               26          2,016,411.40        1.14%
 Kansas                                 1             93,140.57        0.05%
 Kentucky                              18          1,512,028.09        0.85%
 Louisiana                             12          1,428,930.75        0.81%
 Maryland                              18          2,547,979.93        1.44%
 Massachusetts                         56          7,545,004.25        4.26%
 Michigan                             142         13,306,074.46        7.51%
 Minnesota                             41          4,045,567.15        2.28%
 Mississippi                            9          1,104,664.63        0.62%
 Missouri                              32          2,937,803.26        1.66%
 Montana                                2            170,486.71        0.10%
 Nebraska                               1             47,760.59        0.03%
 Nevada                                 5            785,754.26        0.44%
 New Hampshire                         19          1,929,038.65        1.09%
 New Jersey                            85         11,801,241.27        6.66%
 New Mexico                            12            837,812.13        0.47%
 New York                              68         10,278,858.55        5.80%
 North Carolina                        27          3,109,355.53        1.76%
 Ohio                                  73          6,078,281.04        3.43%
 Oklahoma                               8          1,121,913.27        0.63%
 Oregon                                25          2,606,403.71        1.47%
 Pennsylvania                          25          2,410,895.80        1.36%
 Rhode Island                          11          1,202,568.35        0.68%
 South Carolina                        11            747,715.63        0.42%
 Tennessee                             36          3,417,922.91        1.93%
 Texas                                 43          6,084,526.37        3.44%
 Utah                                  62          8,990,978.12        5.08%

-----------------
1   The percentages may not add up to 100% due to rounding.

                                 Number of     Aggregate Principal    Percent of
 States                        Mortgage Loans  Balance Outstanding    Loan Group

 Vermont                               10            981,853.70        0.55%
 Virginia                              11          1,739,163.51        0.98%
 Washington                            29          3,596,437.54        2.03%
 Washington DC                          6            736,871.36        0.42%
 West Virginia                          2            226,513.44        0.13%
 Wisconsin                             41          3,241,084.15        1.83%
 Wyoming                                1            249,716.95        0.14%

 Grand Total                        1,468       $177,111,656.72      100.00%




                                Occupancy Types[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Occupancy                     Mortgage Loans  Balance Outstanding    Loan Group

 Owner-occupied                     1,291        161,477,429.84       91.17%
 Second Home                           16          1,553,356.20        0.88%
 Investment                           161         14,080,870.68        7.95%

 Grand Total                        1,468       $177,111,656.72      100.00%




                             Documentation Summary[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Documentation                 Mortgage Loans  Balance Outstanding    Loan Group

 Full Documentation                 1,071        118,541,808.12       66.93%
 24 Month Bank Statement              150         25,399,386.81       14.34%
 Reduced Documentation                 78         13,208,587.25        7.46%
 Stated Income                        169         19,961,874.54       11.27%

 Grand Total                        1,468       $177,111,656.72      100.00%


-----------------
1   The percentages may not add up to 100% due to rounding.

                                  Loan Purpose[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Loan Purpose                  Mortgage Loans  Balance Outstanding    Loan Group

 Purchase                             565         68,954,870.91       38.93%
 Refinance - Rate/Term                132         17,410,754.05        9.83%
 Refinance - Cashout                  771         90,746,031.76       51.24%

 Grand Total                        1,468       $177,111,656.72      100.00%






                               Loan Type Summary[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                 Number of     Aggregate Principal    Percent of
 Loan Type                     Mortgage Loans  Balance Outstanding    Loan Group

 1/6 Mo LIBOR                         124         15,227,429.68        8.60%
 2/6 Mo LIBOR                         868        105,906,960.94       59.80%
 3/6 Mo LIBOR                         370         40,139,202.07       22.66%
 5/6 Mo LIBOR                          22          3,150,030.26        1.78%
 6 Mo LIBOR ARM                        84         12,688,033.77        7.16%

 Grand Total                        1,468       $177,111,656.72      100.00%


1  The percentages may not add up to 100% due to rounding.

                             Credit Grade Summary[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans


                                 Number of     Aggregate Principal    Percent of
 Credit Grade                  Mortgage Loans  Balance Outstanding    Loan Group

 AO                                   437         57,247,889.10       32.32%
 A-                                   519         65,630,219.68       37.06%
 B                                    268         30,557,184.28       17.25%
 B-                                    75          8,217,760.53        4.64%
 C                                    111         10,176,111.32        5.75%
 C-                                    38          3,671,266.26        2.07%
 D                                     20          1,611,225.55        0.91%

 Grand Total                        1,468       $177,111,656.72      100.00%







                          Prepayment Penalties Summary[1]
         Chase Funding, Series 1999-1 - Adjustable Rate Mortgage Loans

                                  Number of     Aggregate Principal   Percent of
 Prepayment Penalties (months)  Mortgage Loans  Balance Outstanding   Loan Group

 0                                    681         83,885,659.55       47.36%
 12                                    27          3,472,811.94        1.96%
 24                                   364         48,378,676.49       27.32%
 36                                   326         33,817,928.30       19.09%
 60                                    70          7,556,580.44        4.27%

 Grand Total                        1,468       $177,111,656.72      100.00%


--------------
1   The percentages may not add up to 100% due to rounding.

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IA1   Balance: 56,600,000   Coupon:    5.98800
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46
Pricing Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     5.916     5.893     5.878     5.864     5.849     5.835     5.814
  99-26.50     5.905     5.880     5.865     5.849     5.833     5.818     5.795
     99-27     5.894     5.868     5.851     5.834     5.818     5.801     5.777
  99-27.50     5.883     5.855     5.837     5.820     5.802     5.784     5.759
     99-28     5.872     5.843     5.824     5.805     5.786     5.768     5.740
  99-28.50     5.861     5.830     5.810     5.790     5.770     5.751     5.722

     99-29     5.850     5.818     5.797     5.775     5.755     5.734     5.704
  99-29.50     5.840     5.805     5.783     5.761     5.739     5.717     5.685
     99-30     5.829     5.793     5.769     5.746     5.723     5.700     5.667
  99-30.50     5.818     5.780     5.756     5.731     5.707     5.684     5.649
     99-31     5.807     5.768     5.742     5.717     5.692     5.667     5.630
  99-31.50     5.796     5.755     5.729     5.702     5.676     5.650     5.612

    100- 0     5.785     5.743     5.715     5.687     5.660     5.633     5.594
 100-00.50     5.774     5.730     5.701     5.673     5.645     5.617     5.576
    100- 1     5.764     5.718     5.688     5.658     5.629     5.600     5.557
 100-01.50     5.753     5.705     5.674     5.644     5.613     5.583     5.539
    100- 2     5.742     5.693     5.661     5.629     5.598     5.566     5.521
 100-02.50     5.731     5.680     5.647     5.614     5.582     5.550     5.502

    100- 3     5.720     5.668     5.634     5.600     5.566     5.533     5.484
 100-03.50     5.709     5.655     5.620     5.585     5.550     5.516     5.466
    100- 4     5.699     5.643     5.607     5.570     5.535     5.499     5.448
 100-04.50     5.688     5.631     5.593     5.556     5.519     5.483     5.429
    100- 5     5.677     5.618     5.579     5.541     5.503     5.466     5.411
 100-05.50     5.666     5.606     5.566     5.527     5.488     5.449     5.393

AVG LIFE       1.563     1.344     1.231     1.136     1.056     0.987     0.901
DURATION       1.435     1.245     1.146     1.062     0.990     0.928     0.850
FIRST PAY       4/99      4/99      4/99      4/99      4/99      4/99      4/99
LAST PAY        6/02     12/01      9/01      6/01      4/01      2/01     12/00

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IA2   Balance: 23,800,000   Coupon:    5.98000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46
Pricing Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     6.000     5.990     5.984     5.977     5.970     5.962     5.952
  99-26.50     5.996     5.985     5.978     5.971     5.963     5.955     5.944
     99-27     5.992     5.980     5.973     5.965     5.957     5.948     5.937
  99-27.50     5.988     5.976     5.968     5.959     5.951     5.942     5.929
     99-28     5.984     5.971     5.962     5.954     5.944     5.935     5.921
  99-28.50     5.979     5.966     5.957     5.948     5.938     5.928     5.914

     99-29     5.975     5.961     5.952     5.942     5.932     5.921     5.906
  99-29.50     5.971     5.957     5.947     5.936     5.925     5.914     5.899
     99-30     5.967     5.952     5.941     5.931     5.919     5.907     5.891
  99-30.50     5.963     5.947     5.936     5.925     5.913     5.901     5.883
     99-31     5.959     5.942     5.931     5.919     5.907     5.894     5.876
  99-31.50     5.955     5.937     5.925     5.913     5.900     5.887     5.868

    100- 0     5.951     5.933     5.920     5.907     5.894     5.880     5.861
 100-00.50     5.947     5.928     5.915     5.902     5.888     5.873     5.853
    100- 1     5.943     5.923     5.910     5.896     5.881     5.866     5.845
 100-01.50     5.939     5.918     5.904     5.890     5.875     5.859     5.838
    100- 2     5.935     5.913     5.899     5.884     5.869     5.853     5.830
 100-02.50     5.931     5.909     5.894     5.879     5.863     5.846     5.823

    100- 3     5.927     5.904     5.889     5.873     5.856     5.839     5.815
 100-03.50     5.922     5.899     5.883     5.867     5.850     5.832     5.807
    100- 4     5.918     5.894     5.878     5.861     5.844     5.825     5.800
 100-04.50     5.914     5.890     5.873     5.856     5.837     5.819     5.792
    100- 5     5.910     5.885     5.868     5.850     5.831     5.812     5.785
 100-05.50     5.906     5.880     5.862     5.844     5.825     5.805     5.777

AVG LIFE       4.497     3.737     3.356     3.036     2.759     2.519     2.249
DURATION       3.825     3.252     2.953     2.698     2.473     2.275     2.048
FIRST PAY       6/02     12/01      9/01      6/01      4/01      2/01     12/00
LAST PAY        6/05      4/04     10/03      4/03     12/02      8/02      1/02

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IA3   Balance: 12,900,000   Coupon:    6.26000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46
Pricing Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     6.306     6.298     6.293     6.287     6.282     6.277     6.267
  99-26.50     6.304     6.296     6.289     6.284     6.278     6.272     6.262
     99-27     6.301     6.293     6.286     6.280     6.274     6.268     6.257
  99-27.50     6.299     6.290     6.283     6.276     6.270     6.264     6.252
     99-28     6.296     6.287     6.279     6.273     6.266     6.259     6.247
  99-28.50     6.294     6.284     6.276     6.269     6.262     6.255     6.242

     99-29     6.291     6.281     6.272     6.265     6.258     6.250     6.237
  99-29.50     6.289     6.278     6.269     6.261     6.254     6.246     6.232
     99-30     6.287     6.275     6.266     6.258     6.250     6.241     6.226
  99-30.50     6.284     6.272     6.262     6.254     6.246     6.237     6.221
     99-31     6.282     6.269     6.259     6.250     6.242     6.233     6.216
  99-31.50     6.279     6.266     6.256     6.247     6.237     6.228     6.211

    100- 0     6.277     6.263     6.252     6.243     6.233     6.224     6.206
 100-00.50     6.274     6.260     6.249     6.239     6.229     6.219     6.201
    100- 1     6.272     6.257     6.246     6.235     6.225     6.215     6.196
 100-01.50     6.270     6.254     6.242     6.232     6.221     6.211     6.191
    100- 2     6.267     6.251     6.239     6.228     6.217     6.206     6.186
 100-02.50     6.265     6.248     6.236     6.224     6.213     6.202     6.181

    100- 3     6.262     6.245     6.232     6.221     6.209     6.197     6.176
 100-03.50     6.260     6.242     6.229     6.217     6.205     6.193     6.171
    100- 4     6.257     6.239     6.225     6.213     6.201     6.188     6.166
 100-04.50     6.255     6.236     6.222     6.209     6.197     6.184     6.160
    100- 5     6.252     6.233     6.219     6.206     6.193     6.180     6.155
 100-05.50     6.250     6.230     6.215     6.202     6.189     6.175     6.150

AVG LIFE       8.497     6.633     5.674     5.033     4.527     4.106     3.513
DURATION       6.374     5.254     4.633     4.192     3.829     3.518     3.063
FIRST PAY       6/05      4/04     10/03      4/03     12/02      8/02      1/02
LAST PAY        5/10      6/08      1/07      7/05     10/04      3/04      7/03

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IA4   Balance: 12,000,000   Coupon:    6.62000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46
Pricing Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     6.680     6.677     6.674     6.670     6.667     6.662     6.656
  99-26.50     6.678     6.675     6.672     6.668     6.664     6.659     6.653
     99-27     6.676     6.672     6.669     6.665     6.661     6.656     6.649
  99-27.50     6.675     6.670     6.667     6.663     6.658     6.653     6.646
     99-28     6.673     6.668     6.665     6.660     6.655     6.650     6.642
  99-28.50     6.671     6.666     6.662     6.658     6.653     6.647     6.639

     99-29     6.669     6.664     6.660     6.655     6.650     6.644     6.635
  99-29.50     6.667     6.662     6.658     6.653     6.647     6.641     6.632
     99-30     6.665     6.659     6.655     6.650     6.644     6.638     6.628
  99-30.50     6.663     6.657     6.653     6.647     6.641     6.635     6.625
     99-31     6.661     6.655     6.651     6.645     6.639     6.632     6.622
  99-31.50     6.659     6.653     6.648     6.642     6.636     6.629     6.618

    100- 0     6.657     6.651     6.646     6.640     6.633     6.626     6.615
 100-00.50     6.655     6.649     6.644     6.637     6.630     6.623     6.611
    100- 1     6.653     6.646     6.641     6.635     6.627     6.620     6.608
 100-01.50     6.651     6.644     6.639     6.632     6.625     6.617     6.604
    100- 2     6.649     6.642     6.637     6.630     6.622     6.614     6.601
 100-02.50     6.647     6.640     6.634     6.627     6.619     6.611     6.598

    100- 3     6.645     6.638     6.632     6.624     6.616     6.608     6.594
 100-03.50     6.643     6.636     6.630     6.622     6.614     6.605     6.591
    100- 4     6.642     6.633     6.627     6.619     6.611     6.602     6.587
 100-04.50     6.640     6.631     6.625     6.617     6.608     6.599     6.584
    100- 5     6.638     6.629     6.623     6.614     6.605     6.596     6.580
 100-05.50     6.636     6.627     6.620     6.612     6.602     6.593     6.577

AVG LIFE      11.934    10.159     9.182     8.131     7.246     6.510     5.595
DURATION       8.021     7.188     6.685     6.100     5.579     5.125     4.530
FIRST PAY       5/10      6/08      1/07      7/05     10/04      3/04      7/03
LAST PAY       3/11C     6/09C     7/08C     9/07C     1/07C     6/06C     8/05C

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IA5   Balance: 13,000,000   Coupon:    6.16000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46
Pricing Speed:   23 RAMP1

    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     6.200     6.198     6.197     6.196     6.195     6.194     6.191
  99-26.50     6.197     6.195     6.194     6.193     6.192     6.191     6.188
     99-27     6.194     6.192     6.191     6.190     6.189     6.188     6.185
  99-27.50     6.191     6.189     6.188     6.187     6.186     6.184     6.181
     99-28     6.188     6.187     6.185     6.184     6.183     6.181     6.178
  99-28.50     6.186     6.184     6.182     6.181     6.180     6.178     6.175

     99-29     6.183     6.181     6.179     6.178     6.177     6.175     6.171
  99-29.50     6.180     6.178     6.176     6.175     6.174     6.172     6.168
     99-30     6.177     6.175     6.174     6.172     6.171     6.169     6.164
  99-30.50     6.174     6.172     6.171     6.169     6.167     6.165     6.161
     99-31     6.172     6.169     6.168     6.166     6.164     6.162     6.158
  99-31.50     6.169     6.166     6.165     6.163     6.161     6.159     6.154

    100- 0     6.166     6.163     6.162     6.160     6.158     6.156     6.151
 100-00.50     6.163     6.160     6.159     6.157     6.155     6.153     6.148
    100- 1     6.160     6.158     6.156     6.154     6.152     6.149     6.144
 100-01.50     6.158     6.155     6.153     6.151     6.149     6.146     6.141
    100- 2     6.155     6.152     6.150     6.148     6.146     6.143     6.138
 100-02.50     6.152     6.149     6.147     6.145     6.143     6.140     6.134

    100- 3     6.149     6.146     6.144     6.142     6.140     6.137     6.131
 100-03.50     6.146     6.143     6.141     6.139     6.137     6.134     6.128
    100- 4     6.144     6.140     6.138     6.136     6.134     6.130     6.124
 100-04.50     6.141     6.137     6.135     6.133     6.130     6.127     6.121
    100- 5     6.138     6.134     6.132     6.130     6.127     6.124     6.117
 100-05.50     6.135     6.132     6.129     6.127     6.124     6.121     6.114

AVG LIFE       7.193     6.859     6.667     6.483     6.296     6.071     5.658
DURATION       5.573     5.377     5.262     5.152     5.037     4.896     4.630
FIRST PAY       4/02      4/02      4/02      4/02      5/02      6/02      7/02
LAST PAY       3/11C     6/09C     7/08C     9/07C     1/07C     6/06C     8/05C

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IM1   Balance:  6,987,000   Coupon:    6.75000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46  Pricing
Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     6.801     6.795     6.791     6.787     6.783     6.780     6.775
  99-26.50     6.798     6.792     6.788     6.784     6.780     6.776     6.771
     99-27     6.796     6.789     6.785     6.780     6.776     6.772     6.766
  99-27.50     6.793     6.786     6.781     6.777     6.772     6.768     6.762
     99-28     6.790     6.783     6.778     6.773     6.768     6.764     6.758
  99-28.50     6.788     6.780     6.775     6.770     6.765     6.760     6.754

     99-29     6.785     6.777     6.772     6.766     6.761     6.756     6.750
  99-29.50     6.782     6.774     6.768     6.763     6.757     6.752     6.745
     99-30     6.780     6.771     6.765     6.759     6.754     6.749     6.741
  99-30.50     6.777     6.768     6.762     6.756     6.750     6.745     6.737
     99-31     6.774     6.765     6.759     6.752     6.746     6.741     6.733
  99-31.50     6.772     6.762     6.755     6.749     6.743     6.737     6.729

    100- 0     6.769     6.759     6.752     6.745     6.739     6.733     6.724
 100-00.50     6.766     6.756     6.749     6.742     6.735     6.729     6.720
    100- 1     6.764     6.753     6.746     6.738     6.732     6.725     6.716
 100-01.50     6.761     6.750     6.743     6.735     6.728     6.721     6.712
    100- 2     6.758     6.747     6.739     6.731     6.724     6.717     6.708
 100-02.50     6.756     6.744     6.736     6.728     6.720     6.713     6.703

    100- 3     6.753     6.741     6.733     6.724     6.717     6.709     6.699
 100-03.50     6.750     6.738     6.730     6.721     6.713     6.706     6.695
    100- 4     6.748     6.735     6.726     6.718     6.709     6.702     6.691
 100-04.50     6.745     6.732     6.723     6.714     6.706     6.698     6.687
    100- 5     6.743     6.729     6.720     6.711     6.702     6.694     6.682
 100-05.50     6.740     6.726     6.717     6.707     6.698     6.690     6.678

AVG LIFE       8.013     6.816     6.185     5.653     5.232     4.887     4.467
DURATION       5.865     5.189     4.809     4.479     4.209     3.985     3.705
FIRST PAY       2/03      7/02      4/02      4/02      4/02      4/02      5/02
LAST PAY       3/11C     6/09C     7/08C     9/07C     1/07C     6/06C     8/05C

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IM2   Balance:  2,275,000   Coupon:    7.20000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46  Pricing
Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     7.258     7.252     7.247     7.243     7.238     7.234     7.228
  99-26.50     7.255     7.248     7.244     7.239     7.235     7.230     7.224
     99-27     7.253     7.245     7.241     7.236     7.231     7.226     7.220
  99-27.50     7.250     7.242     7.237     7.232     7.227     7.222     7.216
     99-28     7.247     7.239     7.234     7.228     7.223     7.218     7.211
  99-28.50     7.244     7.236     7.231     7.225     7.220     7.214     7.207

     99-29     7.242     7.233     7.227     7.221     7.216     7.210     7.203
  99-29.50     7.239     7.230     7.224     7.218     7.212     7.206     7.198
     99-30     7.236     7.227     7.221     7.214     7.208     7.202     7.194
  99-30.50     7.234     7.224     7.217     7.211     7.205     7.198     7.190
     99-31     7.231     7.221     7.214     7.207     7.201     7.195     7.186
  99-31.50     7.228     7.218     7.211     7.204     7.197     7.191     7.181

    100- 0     7.226     7.215     7.208     7.200     7.193     7.187     7.177
 100-00.50     7.223     7.212     7.204     7.197     7.190     7.183     7.173
    100- 1     7.220     7.209     7.201     7.193     7.186     7.179     7.168
 100-01.50     7.217     7.206     7.198     7.190     7.182     7.175     7.164
    100- 2     7.215     7.203     7.194     7.186     7.178     7.171     7.160
 100-02.50     7.212     7.200     7.191     7.183     7.175     7.167     7.156

    100- 3     7.209     7.197     7.188     7.179     7.171     7.163     7.151
 100-03.50     7.207     7.194     7.185     7.176     7.167     7.159     7.147
    100- 4     7.204     7.191     7.181     7.172     7.163     7.155     7.143
 100-04.50     7.201     7.188     7.178     7.169     7.160     7.151     7.139
    100- 5     7.199     7.184     7.175     7.165     7.156     7.147     7.134
 100-05.50     7.196     7.181     7.172     7.162     7.152     7.143     7.130

AVG LIFE       8.013     6.816     6.185     5.653     5.225     4.868     4.432
DURATION       5.753     5.101     4.734     4.413     4.146     3.918     3.635
FIRST PAY       2/03      7/02      4/02      4/02      4/02      4/02      4/02
LAST PAY       3/11C     6/09C     7/08C     9/07C     1/07C     6/06C     8/05C

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IB   Balance:  2,438,000   Coupon:    8.50000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46  Pricing
Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99- 8     8.688     8.693     8.696     8.699     8.702     8.705     8.709
     99- 9     8.682     8.686     8.688     8.691     8.693     8.696     8.699
     99-10     8.676     8.679     8.681     8.683     8.685     8.687     8.689
     99-11     8.670     8.672     8.673     8.675     8.676     8.678     8.680
     99-12     8.663     8.665     8.666     8.667     8.668     8.669     8.670
     99-13     8.657     8.658     8.658     8.659     8.659     8.660     8.660

     99-14     8.651     8.651     8.651     8.651     8.651     8.651     8.651
     99-15     8.645     8.644     8.643     8.643     8.642     8.642     8.641
     99-16     8.639     8.637     8.636     8.635     8.634     8.633     8.631
     99-17     8.633     8.630     8.629     8.627     8.625     8.624     8.622
     99-18     8.627     8.623     8.621     8.619     8.617     8.615     8.612
     99-19     8.620     8.616     8.614     8.611     8.608     8.606     8.602

     99-20     8.614     8.610     8.606     8.603     8.600     8.597     8.593
     99-21     8.608     8.603     8.599     8.595     8.591     8.588     8.583
     99-22     8.602     8.596     8.591     8.587     8.583     8.579     8.573
     99-23     8.596     8.589     8.584     8.579     8.574     8.570     8.564
     99-24     8.590     8.582     8.577     8.571     8.566     8.561     8.554
     99-25     8.584     8.575     8.569     8.563     8.558     8.552     8.545

     99-26     8.578     8.568     8.562     8.555     8.549     8.543     8.535
     99-27     8.572     8.561     8.554     8.547     8.541     8.534     8.525
     99-28     8.565     8.554     8.547     8.539     8.532     8.525     8.516
     99-29     8.559     8.548     8.539     8.531     8.524     8.516     8.506
     99-30     8.553     8.541     8.532     8.524     8.515     8.507     8.496
     99-31     8.547     8.534     8.525     8.516     8.507     8.498     8.487

AVG LIFE       7.223     6.133     5.558     5.084     4.696     4.375     3.996
DURATION       5.095     4.520     4.194     3.914     3.678     3.478     3.234
FIRST PAY       2/03      7/02      4/02      4/02      4/02      4/02      4/02
LAST PAY       3/11C     6/09C     7/08C     9/07C     1/07C     6/06C     8/05C

                                    To 10% Call

                               CHASE SECURITIES INC.

Bond: IIA1   Balance: 138,650,000   Coupon:    5.18750
Delay:   0  Class Factor: 1.00  Accruing Since:  3/25/1999
Settlement Date: 3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed: 100 RAMP1
Index: 1ML   Value:  4.93750  Reset:  0.25000  Multiplier:  1.00000
Cap: 99.00000  Floor:  0.00000  Delay:   0

    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40


     99-26     5.288     5.303     5.321     5.330     5.345     5.380     5.438
  99-26.50     5.284     5.298     5.315     5.323     5.337     5.369     5.422
     99-27     5.281     5.293     5.308     5.315     5.328     5.357     5.406
  99-27.50     5.277     5.288     5.302     5.308     5.320     5.346     5.390
     99-28     5.273     5.283     5.295     5.301     5.311     5.335     5.373
  99-28.50     5.270     5.278     5.289     5.294     5.303     5.323     5.357

     99-29     5.266     5.273     5.282     5.287     5.294     5.312     5.341
  99-29.50     5.262     5.268     5.276     5.280     5.286     5.300     5.325
     99-30     5.258     5.263     5.269     5.272     5.277     5.289     5.308
  99-30.50     5.255     5.258     5.263     5.265     5.269     5.278     5.292
     99-31     5.251     5.254     5.257     5.258     5.261     5.266     5.276
  99-31.50     5.247     5.249     5.250     5.251     5.252     5.255     5.260

    100- 0     5.244     5.244     5.244     5.244     5.244     5.244     5.244
 100-00.50     5.240     5.239     5.237     5.237     5.235     5.232     5.228
    100- 1     5.236     5.234     5.231     5.229     5.227     5.221     5.211
 100-01.50     5.233     5.229     5.224     5.222     5.218     5.210     5.195
    100- 2     5.229     5.224     5.218     5.215     5.210     5.198     5.179
 100-02.50     5.225     5.219     5.212     5.208     5.202     5.187     5.163

    100- 3     5.222     5.214     5.205     5.201     5.193     5.176     5.147
 100-03.50     5.218     5.209     5.199     5.194     5.185     5.164     5.131
    100- 4     5.214     5.204     5.192     5.187     5.176     5.153     5.114
 100-04.50     5.211     5.199     5.186     5.179     5.168     5.142     5.098
    100- 5     5.207     5.195     5.180     5.172     5.159     5.131     5.082
 100-05.50     5.203     5.190     5.173     5.165     5.151     5.119     5.066

AVG LIFE       5.344     3.806     2.814     2.501     2.087     1.515     1.029
DURATION       4.199     3.143     2.404     2.160     1.830     1.361     0.953
FIRST PAY       4/99      4/99      4/99      4/99      4/99      4/99      4/99
LAST PAY        7/12      3/09      1/07      5/06      7/05      7/04      9/03

                                    To 10% Call

                               CHASE SECURITIES INC.


Bond: IIA2   Balance: 58,750,000   Coupon:    5.95500
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date: 3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed:  100 RAMP1

    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40


     99-26     5.930     5.922     5.916     5.914     5.912     5.908     5.906
  99-26.50     5.923     5.914     5.908     5.905     5.903     5.899     5.897
     99-27     5.915     5.906     5.899     5.897     5.894     5.890     5.888
  99-27.50     5.908     5.898     5.891     5.888     5.885     5.881     5.879
     99-28     5.901     5.890     5.883     5.880     5.877     5.872     5.870
  99-28.50     5.893     5.882     5.874     5.871     5.868     5.863     5.861

     99-29     5.886     5.874     5.866     5.863     5.859     5.854     5.852
  99-29.50     5.878     5.866     5.857     5.854     5.850     5.845     5.842
     99-30     5.871     5.858     5.849     5.845     5.842     5.836     5.833
  99-30.50     5.864     5.850     5.840     5.837     5.833     5.828     5.824
     99-31     5.856     5.842     5.832     5.828     5.824     5.819     5.815
  99-31.50     5.849     5.834     5.824     5.820     5.815     5.810     5.806

    100- 0     5.842     5.826     5.815     5.811     5.807     5.801     5.797
 100-00.50     5.834     5.818     5.807     5.803     5.798     5.792     5.788
    100- 1     5.827     5.810     5.798     5.794     5.789     5.783     5.779
 100-01.50     5.819     5.802     5.790     5.785     5.780     5.774     5.769
    100- 2     5.812     5.794     5.782     5.777     5.772     5.765     5.760
 100-02.50     5.805     5.786     5.773     5.768     5.763     5.756     5.751

    100- 3     5.797     5.778     5.765     5.760     5.754     5.747     5.742
 100-03.50     5.790     5.770     5.756     5.751     5.745     5.738     5.733
    100- 4     5.783     5.762     5.748     5.743     5.737     5.729     5.724
 100-04.50     5.775     5.755     5.740     5.734     5.728     5.720     5.715
    100- 5     5.768     5.747     5.731     5.726     5.719     5.711     5.706
 100-05.50     5.761     5.739     5.723     5.717     5.710     5.702     5.697

AVG LIFE       2.332     2.142     2.023     1.983     1.938     1.884     1.851
DURATION       2.111     1.952     1.852     1.817     1.779     1.733     1.705
FIRST PAY       7/00      7/00      7/00      7/00      7/00      7/00      7/00
LAST PAY       10/02      7/02      9/02      3/02      3/02      3/02      3/02

                                    To 10% Call

                               CHASE SECURITIES INC.


Bond: IIM1   Balance: 17,625,000   Coupon:    5.53750
Delay:   0  Class Factor: 1.00  Accruing Since:  3/25/1999
Settlement Date: 3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed:  100 RAMP1
Index: 1ML  Value:  4.93750  Reset:  0.60000  Multiplier:  1.00000
Cap: 99.00000  Floor:  0.00000  Delay:   0


    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40


     99-26     5.630     5.637     5.644     5.646     5.649     5.651     5.650
  99-26.50     5.627     5.634     5.641     5.643     5.645     5.646     5.646
     99-27     5.625     5.631     5.637     5.639     5.641     5.642     5.642
  99-27.50     5.623     5.628     5.633     5.635     5.637     5.638     5.638
     99-28     5.620     5.625     5.630     5.631     5.633     5.634     5.634
  99-28.50     5.618     5.622     5.626     5.628     5.629     5.630     5.630

     99-29     5.616     5.619     5.623     5.624     5.625     5.626     5.626
  99-29.50     5.613     5.616     5.619     5.620     5.621     5.622     5.622
     99-30     5.611     5.613     5.616     5.616     5.617     5.618     5.618
  99-30.50     5.609     5.610     5.612     5.613     5.613     5.614     5.614
     99-31     5.606     5.607     5.609     5.609     5.609     5.610     5.610
  99-31.50     5.604     5.605     5.605     5.605     5.606     5.606     5.606

    100- 0     5.602     5.602     5.602     5.602     5.602     5.602     5.602
 100-00.50     5.599     5.599     5.598     5.598     5.598     5.598     5.598
    100- 1     5.597     5.596     5.595     5.594     5.594     5.593     5.593
 100-01.50     5.595     5.593     5.591     5.590     5.590     5.589     5.589
    100- 2     5.592     5.590     5.587     5.587     5.586     5.585     5.585
 100-02.50     5.590     5.587     5.584     5.583     5.582     5.581     5.581

    100- 3     5.588     5.584     5.580     5.579     5.578     5.577     5.577
 100-03.50     5.585     5.581     5.577     5.576     5.574     5.573     5.573
    100- 4     5.583     5.578     5.573     5.572     5.570     5.569     5.569
 100-04.50     5.581     5.575     5.570     5.568     5.566     5.565     5.565
    100- 5     5.578     5.572     5.566     5.564     5.562     5.561     5.561
 100-05.50     5.576     5.569     5.563     5.561     5.558     5.557     5.557

AVG LIFE       8.751     6.516     5.224     4.902     4.571     4.375     4.379
DURATION       6.622     5.243     4.375     4.152     3.923     3.791     3.801
FIRST PAY       5/03      4/02      6/02      7/02      8/02     11/02      2/03
LAST PAY        7/12      3/09      1/07      5/06      7/05      7/04      9/03

                                    To 10% Call

                               CHASE SECURITIES INC.


Bond: IIM2   Balance: 11,750,000   Coupon:    6.03750
Delay:   0  Class Factor: 1.00  Accruing Since:  3/25/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed:  100 RAMP1
Index: 1ML  Value:  4.93750  Reset:  1.10000  Multiplier:  1.00000
Cap: 99.00000  Floor:  0.00000  Delay:   0


    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40


     99-26     6.143     6.150     6.157     6.160     6.163     6.167     6.169
  99-26.50     6.140     6.147     6.154     6.156     6.159     6.163     6.165
     99-27     6.138     6.144     6.150     6.152     6.155     6.158     6.160
  99-27.50     6.135     6.141     6.146     6.148     6.151     6.154     6.155
     99-28     6.133     6.138     6.143     6.144     6.147     6.149     6.151
  99-28.50     6.131     6.135     6.139     6.141     6.143     6.145     6.146

     99-29     6.128     6.132     6.135     6.137     6.138     6.140     6.141
  99-29.50     6.126     6.129     6.132     6.133     6.134     6.136     6.137
     99-30     6.123     6.126     6.128     6.129     6.130     6.132     6.132
  99-30.50     6.121     6.123     6.125     6.125     6.126     6.127     6.128
     99-31     6.119     6.120     6.121     6.121     6.122     6.123     6.123
  99-31.50     6.116     6.117     6.117     6.118     6.118     6.118     6.118

    100- 0     6.114     6.114     6.114     6.114     6.114     6.114     6.114
 100-00.50     6.111     6.111     6.110     6.110     6.110     6.109     6.109
    100- 1     6.109     6.108     6.106     6.106     6.105     6.105     6.104
 100-01.50     6.107     6.105     6.103     6.102     6.101     6.100     6.100
    100- 2     6.104     6.102     6.099     6.098     6.097     6.096     6.095
 100-02.50     6.102     6.099     6.096     6.095     6.093     6.091     6.091

    100- 3     6.099     6.096     6.092     6.091     6.089     6.087     6.086
 100-03.50     6.097     6.093     6.088     6.087     6.085     6.083     6.081
    100- 4     6.095     6.090     6.085     6.083     6.081     6.078     6.077
 100-04.50     6.092     6.087     6.081     6.079     6.077     6.074     6.072
    100- 5     6.090     6.084     6.078     6.075     6.073     6.069     6.068
 100-05.50     6.087     6.081     6.074     6.072     6.069     6.065     6.063

AVG LIFE       8.751     6.516     5.190     4.831     4.430     4.029     3.849
DURATION       6.468     5.145     4.280     4.036     3.758     3.474     3.346
FIRST PAY       5/03      4/02      5/02      5/02      6/02      7/02      8/02
LAST PAY        7/12      3/09      1/07      5/06      7/05      7/04      9/03

                                    To 10% Call

                               CHASE SECURITIES INC.



Bond: IIB   Balance:  8,225,000   Coupon:    7.68750
Delay:   0  Class Factor: 1.00  Accruing Since:  3/25/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed:  100 RAMP1
Index: 1ML  Value:  4.93750  Reset:  2.75000  Multiplier:  1.00000
Cap: 99.00000  Floor:  0.00000  Delay:   0


    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40

     99-26     7.842     7.850     7.857     7.860     7.864     7.869     7.872
  99-26.50     7.840     7.847     7.853     7.856     7.859     7.864     7.867
     99-27     7.837     7.843     7.850     7.852     7.855     7.859     7.862
  99-27.50     7.835     7.840     7.846     7.848     7.851     7.854     7.857
     99-28     7.832     7.837     7.842     7.844     7.846     7.850     7.852
  99-28.50     7.829     7.834     7.838     7.840     7.842     7.845     7.847

     99-29     7.827     7.831     7.834     7.836     7.837     7.840     7.842
  99-29.50     7.824     7.827     7.830     7.832     7.833     7.835     7.837
     99-30     7.822     7.824     7.827     7.828     7.829     7.830     7.832
  99-30.50     7.819     7.821     7.823     7.823     7.824     7.826     7.827
     99-31     7.816     7.818     7.819     7.819     7.820     7.821     7.821
  99-31.50     7.814     7.814     7.815     7.815     7.816     7.816     7.816

    100- 0     7.811     7.811     7.811     7.811     7.811     7.811     7.811
 100-00.50     7.809     7.808     7.807     7.807     7.807     7.807     7.806
    100- 1     7.806     7.805     7.804     7.803     7.803     7.802     7.801
 100-01.50     7.804     7.802     7.800     7.799     7.798     7.797     7.796
    100- 2     7.801     7.798     7.796     7.795     7.794     7.792     7.791
 100-02.50     7.798     7.795     7.792     7.791     7.789     7.787     7.786

    100- 3     7.796     7.792     7.788     7.787     7.785     7.783     7.781
 100-03.50     7.793     7.789     7.785     7.783     7.781     7.778     7.776
    100- 4     7.791     7.786     7.781     7.779     7.776     7.773     7.771
 100-04.50     7.788     7.782     7.777     7.775     7.772     7.768     7.766
    100- 5     7.785     7.779     7.773     7.771     7.768     7.764     7.761
 100-05.50     7.783     7.776     7.769     7.767     7.763     7.759     7.755

AVG LIFE       8.733     6.502     5.161     4.793     4.359     3.891     3.604
DURATION       5.987     4.835     4.049     3.822     3.546     3.237     3.041
FIRST PAY       5/03      4/02      4/02      4/02      4/02      4/02      5/02
LAST PAY        7/12      3/09      1/07      5/06      7/05      7/04      9/03

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IA4   Balance: 12,000,000   Coupon:    6.62000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46
Pricing Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     6.740     6.750     6.754     6.757     6.756     6.751     6.734
  99-26.50     6.739     6.748     6.752     6.755     6.754     6.748     6.731
     99-27     6.737     6.747     6.750     6.753     6.752     6.745     6.728
  99-27.50     6.735     6.745     6.748     6.751     6.749     6.743     6.725
     99-28     6.733     6.743     6.746     6.749     6.747     6.740     6.722
  99-28.50     6.732     6.741     6.744     6.747     6.745     6.738     6.719

     99-29     6.730     6.739     6.742     6.745     6.742     6.735     6.716
  99-29.50     6.728     6.737     6.740     6.742     6.740     6.733     6.713
     99-30     6.726     6.735     6.738     6.740     6.738     6.730     6.710
  99-30.50     6.725     6.733     6.736     6.738     6.735     6.727     6.707
     99-31     6.723     6.732     6.734     6.736     6.733     6.725     6.704
  99-31.50     6.721     6.730     6.732     6.734     6.731     6.722     6.701

    100- 0     6.720     6.728     6.730     6.732     6.728     6.720     6.698
 100-00.50     6.718     6.726     6.728     6.729     6.726     6.717     6.696
    100- 1     6.716     6.724     6.726     6.727     6.724     6.715     6.693
 100-01.50     6.714     6.722     6.724     6.725     6.721     6.712     6.690
    100- 2     6.713     6.720     6.722     6.723     6.719     6.710     6.687
 100-02.50     6.711     6.719     6.720     6.721     6.717     6.707     6.684

    100- 3     6.709     6.717     6.718     6.719     6.714     6.704     6.681
 100-03.50     6.708     6.715     6.716     6.717     6.712     6.702     6.678
    100- 4     6.706     6.713     6.714     6.714     6.710     6.699     6.675
 100-04.50     6.704     6.711     6.712     6.712     6.707     6.697     6.672
    100- 5     6.702     6.709     6.710     6.710     6.705     6.694     6.669
 100-05.50     6.701     6.707     6.708     6.708     6.703     6.692     6.666

AVG LIFE      14.564    12.784    11.695    10.513     9.394     8.353     6.922
DURATION       9.024     8.313     7.829     7.245     6.658     6.085     5.259
FIRST PAY       5/10      6/08      1/07      7/05     10/04      3/04      7/03
LAST PAY       10/21     12/18      5/17     12/15      8/14     12/13      5/13

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IA5   Balance: 13,000,000   Coupon:    6.16000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46
Pricing Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     6.200     6.198     6.198     6.197     6.196     6.196     6.195
  99-26.50     6.197     6.195     6.195     6.194     6.193     6.193     6.192
     99-27     6.194     6.193     6.192     6.191     6.190     6.190     6.189
  99-27.50     6.191     6.190     6.189     6.188     6.187     6.187     6.186
     99-28     6.189     6.187     6.186     6.185     6.184     6.184     6.183
  99-28.50     6.186     6.184     6.183     6.182     6.181     6.181     6.180

     99-29     6.183     6.181     6.180     6.179     6.178     6.178     6.177
  99-29.50     6.180     6.178     6.177     6.176     6.175     6.175     6.174
     99-30     6.177     6.175     6.174     6.173     6.172     6.172     6.171
  99-30.50     6.175     6.172     6.171     6.170     6.169     6.169     6.168
     99-31     6.172     6.170     6.168     6.167     6.166     6.166     6.165
  99-31.50     6.169     6.167     6.165     6.164     6.163     6.163     6.162

    100- 0     6.166     6.164     6.162     6.161     6.160     6.159     6.159
 100-00.50     6.163     6.161     6.159     6.158     6.157     6.156     6.155
    100- 1     6.161     6.158     6.157     6.155     6.154     6.153     6.152
 100-01.50     6.158     6.155     6.154     6.152     6.151     6.150     6.149
    100- 2     6.155     6.152     6.151     6.149     6.148     6.147     6.146
 100-02.50     6.152     6.149     6.148     6.146     6.145     6.144     6.143

    100- 3     6.150     6.147     6.145     6.143     6.142     6.141     6.140
 100-03.50     6.147     6.144     6.142     6.140     6.139     6.138     6.137
    100- 4     6.144     6.141     6.139     6.137     6.136     6.135     6.134
 100-04.50     6.141     6.138     6.136     6.135     6.133     6.132     6.131
    100- 5     6.138     6.135     6.133     6.132     6.130     6.129     6.128
 100-05.50     6.136     6.132     6.130     6.129     6.127     6.126     6.125

AVG LIFE       7.227     6.926     6.765     6.635     6.530     6.446     6.355
DURATION       5.588     5.410     5.313     5.234     5.170     5.118     5.060
FIRST PAY       4/02      4/02      4/02      4/02      5/02      6/02      7/02
LAST PAY       12/13     12/13     12/13     12/13     12/13     12/13      1/13

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IM1   Balance:  6,987,000   Coupon:    6.75000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46  Pricing
Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30

     99-26     6.802     6.797     6.793     6.790     6.786     6.783     6.778
  99-26.50     6.800     6.794     6.790     6.786     6.783     6.779     6.774
     99-27     6.797     6.791     6.787     6.783     6.779     6.775     6.770
  99-27.50     6.794     6.788     6.784     6.780     6.776     6.772     6.766
     99-28     6.792     6.786     6.781     6.776     6.772     6.768     6.762
  99-28.50     6.789     6.783     6.778     6.773     6.769     6.764     6.758

     99-29     6.787     6.780     6.775     6.770     6.765     6.761     6.754
  99-29.50     6.784     6.777     6.772     6.766     6.762     6.757     6.750
     99-30     6.782     6.774     6.769     6.763     6.758     6.753     6.746
  99-30.50     6.779     6.771     6.766     6.760     6.754     6.749     6.742
     99-31     6.776     6.768     6.762     6.757     6.751     6.746     6.738
  99-31.50     6.774     6.765     6.759     6.753     6.747     6.742     6.734

    100- 0     6.771     6.763     6.756     6.750     6.744     6.738     6.730
 100-00.50     6.769     6.760     6.753     6.747     6.740     6.735     6.726
    100- 1     6.766     6.757     6.750     6.743     6.737     6.731     6.723
 100-01.50     6.763     6.754     6.747     6.740     6.733     6.727     6.719
    100- 2     6.761     6.751     6.744     6.737     6.730     6.723     6.715
 100-02.50     6.758     6.748     6.741     6.733     6.726     6.720     6.711

    100- 3     6.756     6.745     6.738     6.730     6.723     6.716     6.707
 100-03.50     6.753     6.742     6.735     6.727     6.719     6.712     6.703
    100- 4     6.751     6.740     6.732     6.723     6.716     6.709     6.699
 100-04.50     6.748     6.737     6.728     6.720     6.712     6.705     6.695
    100- 5     6.745     6.734     6.725     6.717     6.709     6.701     6.691
 100-05.50     6.743     6.731     6.722     6.714     6.705     6.697     6.687

AVG LIFE       8.440     7.311     6.647     6.085     5.625     5.247     4.800
DURATION       6.036     5.407     5.027     4.695     4.417     4.184     3.902
FIRST PAY       2/03      7/02      4/02      4/02      4/02      4/02      5/02
LAST PAY       12/14     12/13      6/13      4/12      4/11      5/10      3/09

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IM2   Balance:  2,275,000   Coupon:    7.20000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46  Pricing
Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99-26     7.259     7.253     7.248     7.244     7.240     7.236     7.230
  99-26.50     7.256     7.250     7.245     7.240     7.236     7.232     7.226
     99-27     7.253     7.247     7.242     7.237     7.232     7.228     7.222
  99-27.50     7.251     7.244     7.239     7.234     7.229     7.224     7.218
     99-28     7.248     7.241     7.235     7.230     7.225     7.220     7.213
  99-28.50     7.245     7.238     7.232     7.227     7.221     7.216     7.209

     99-29     7.243     7.235     7.229     7.223     7.218     7.212     7.205
  99-29.50     7.240     7.232     7.226     7.220     7.214     7.208     7.201
     99-30     7.238     7.229     7.222     7.216     7.210     7.205     7.197
  99-30.50     7.235     7.226     7.219     7.213     7.207     7.201     7.192
     99-31     7.232     7.223     7.216     7.209     7.203     7.197     7.188
  99-31.50     7.230     7.220     7.213     7.206     7.199     7.193     7.184

    100- 0     7.227     7.217     7.209     7.202     7.196     7.189     7.180
 100-00.50     7.224     7.214     7.206     7.199     7.192     7.185     7.176
    100- 1     7.222     7.211     7.203     7.196     7.188     7.181     7.172
 100-01.50     7.219     7.208     7.200     7.192     7.185     7.177     7.167
    100- 2     7.216     7.205     7.197     7.189     7.181     7.173     7.163
 100-02.50     7.214     7.202     7.193     7.185     7.177     7.170     7.159

    100- 3     7.211     7.199     7.190     7.182     7.174     7.166     7.155
 100-03.50     7.208     7.196     7.187     7.178     7.170     7.162     7.151
    100- 4     7.206     7.193     7.184     7.175     7.166     7.158     7.146
 100-04.50     7.203     7.190     7.181     7.171     7.163     7.154     7.142
    100- 5     7.200     7.187     7.177     7.168     7.159     7.150     7.138
 100-05.50     7.198     7.184     7.174     7.164     7.155     7.146     7.134

AVG LIFE       8.247     7.025     6.372     5.830     5.382     5.009     4.569
DURATION       5.844     5.194     4.823     4.503     4.230     3.997     3.717
FIRST PAY       2/03      7/02      4/02      4/02      4/02      4/02      4/02
LAST PAY        9/13      9/11      7/10      8/09      9/08      1/08      1/07

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IB   Balance:  2,438,000   Coupon:    8.50000
Delay:  24  Class Factor: 1.00  Accruing Since:  3/01/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 10.03  WAM: 324.46  Pricing
Speed:   23 RAMP1


    MONTHS       HEP       HEP       HEP       HEP       HEP       HEP       HEP
                  16        19        21        23        25        27        30


     99- 8     8.688     8.693     8.696     8.699     8.702     8.705     8.709
     99- 9     8.682     8.686     8.688     8.691     8.693     8.696     8.699
     99-10     8.676     8.679     8.681     8.683     8.685     8.687     8.689
     99-11     8.670     8.672     8.673     8.675     8.676     8.678     8.680
     99-12     8.663     8.665     8.666     8.667     8.668     8.669     8.670
     99-13     8.657     8.658     8.658     8.659     8.659     8.660     8.660

     99-14     8.651     8.651     8.651     8.651     8.651     8.651     8.651
     99-15     8.645     8.644     8.643     8.643     8.642     8.642     8.641
     99-16     8.639     8.637     8.636     8.635     8.634     8.633     8.631
     99-17     8.633     8.630     8.629     8.627     8.625     8.624     8.622
     99-18     8.627     8.623     8.621     8.619     8.617     8.615     8.612
     99-19     8.620     8.616     8.614     8.611     8.608     8.606     8.602

     99-20     8.614     8.610     8.606     8.603     8.600     8.597     8.593
     99-21     8.608     8.603     8.599     8.595     8.591     8.588     8.583
     99-22     8.602     8.596     8.591     8.587     8.583     8.579     8.573
     99-23     8.596     8.589     8.584     8.579     8.574     8.570     8.564
     99-24     8.590     8.582     8.577     8.571     8.566     8.561     8.554
     99-25     8.584     8.575     8.569     8.563     8.558     8.552     8.545

     99-26     8.578     8.568     8.562     8.555     8.549     8.543     8.535
     99-27     8.572     8.561     8.554     8.547     8.541     8.534     8.525
     99-28     8.565     8.554     8.547     8.539     8.532     8.525     8.516
     99-29     8.559     8.548     8.539     8.531     8.524     8.516     8.506
     99-30     8.553     8.541     8.532     8.524     8.515     8.507     8.496
     99-31     8.547     8.534     8.525     8.516     8.507     8.498     8.487

AVG LIFE       7.223     6.133     5.558     5.084     4.696     4.375     3.996
DURATION       5.095     4.520     4.194     3.914     3.678     3.478     3.234
FIRST PAY       2/03      7/02      4/02      4/02      4/02      4/02      4/02
LAST PAY        4/11      7/09      7/08     10/07      1/07      6/06      9/05

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IIA1   Balance: 138,650,000   Coupon:    5.18750
Delay:   0  Class Factor: 1.00  Accruing Since:  3/25/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed:  100 RAMP1
Index: 1ML  Value:  4.93750  Reset:  0.25000  Multiplier:  1.00000
Cap: 99.00000  Floor:  0.00000  Delay:   0


    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40

     99-26     5.298     5.315     5.334     5.343     5.358     5.392     5.445
  99-26.50     5.294     5.310     5.328     5.336     5.351     5.382     5.430
     99-27     5.291     5.305     5.322     5.330     5.343     5.371     5.416
  99-27.50     5.287     5.301     5.316     5.323     5.335     5.361     5.401
     99-28     5.283     5.296     5.310     5.316     5.328     5.351     5.387
  99-28.50     5.280     5.291     5.304     5.310     5.320     5.341     5.372

     99-29     5.276     5.287     5.298     5.303     5.312     5.331     5.358
  99-29.50     5.273     5.282     5.292     5.297     5.304     5.320     5.343
     99-30     5.269     5.278     5.286     5.290     5.297     5.310     5.329
  99-30.50     5.266     5.273     5.280     5.283     5.289     5.300     5.314
     99-31     5.262     5.268     5.274     5.277     5.281     5.290     5.300
  99-31.50     5.259     5.264     5.268     5.270     5.274     5.279     5.285

    100- 0     5.255     5.259     5.262     5.264     5.266     5.269     5.271
 100-00.50     5.252     5.254     5.256     5.257     5.258     5.259     5.256
    100- 1     5.248     5.250     5.250     5.250     5.250     5.249     5.242
 100-01.50     5.245     5.245     5.244     5.244     5.243     5.239     5.227
    100- 2     5.241     5.241     5.238     5.237     5.235     5.228     5.213
 100-02.50     5.238     5.236     5.232     5.231     5.227     5.218     5.199

    100- 3     5.234     5.231     5.227     5.224     5.220     5.208     5.184
 100-03.50     5.231     5.227     5.221     5.218     5.212     5.198     5.170
    100- 4     5.227     5.222     5.215     5.211     5.204     5.188     5.155
 100-04.50     5.224     5.217     5.209     5.204     5.197     5.178     5.141
    100- 5     5.220     5.213     5.203     5.198     5.189     5.167     5.127
 100-05.50     5.217     5.208     5.197     5.191     5.181     5.157     5.112

AVG LIFE       5.833     4.209     3.143     2.807     2.362     1.739     1.189
DURATION       4.406     3.349     2.596     2.346     2.007     1.514     1.068
FIRST PAY       4/99      4/99      4/99      4/99      4/99      4/99      4/99
LAST PAY        4/25     10/20      9/16      5/15      8/13      4/11      6/09

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IIM1   Balance: 17,625,000   Coupon:    5.53750
Delay:   0  Class Factor: 1.00  Accruing Since:  3/25/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed:  100 RAMP1
Index: 1ML  Value:  4.93750  Reset:  0.60000  Multiplier:  1.00000
Cap: 99.00000  Floor:  0.00000  Delay:   0


    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40


     99-26     5.643     5.653     5.661     5.664     5.666     5.666     5.675
  99-26.50     5.641     5.650     5.658     5.660     5.663     5.662     5.672
     99-27     5.638     5.647     5.655     5.657     5.659     5.659     5.668
  99-27.50     5.636     5.645     5.651     5.653     5.655     5.655     5.664
     99-28     5.634     5.642     5.648     5.650     5.652     5.651     5.661
  99-28.50     5.632     5.639     5.645     5.646     5.648     5.647     5.657

     99-29     5.629     5.636     5.641     5.643     5.644     5.643     5.653
  99-29.50     5.627     5.633     5.638     5.640     5.641     5.639     5.650
     99-30     5.625     5.631     5.635     5.636     5.637     5.636     5.646
  99-30.50     5.623     5.628     5.632     5.633     5.633     5.632     5.642
     99-31     5.620     5.625     5.628     5.629     5.630     5.628     5.639
  99-31.50     5.618     5.622     5.625     5.626     5.626     5.624     5.635

    100- 0     5.616     5.620     5.622     5.622     5.622     5.620     5.631
 100-00.50     5.614     5.617     5.618     5.619     5.619     5.616     5.628
    100- 1     5.611     5.614     5.615     5.615     5.615     5.613     5.624
 100-01.50     5.609     5.611     5.612     5.612     5.611     5.609     5.620
    100- 2     5.607     5.608     5.608     5.608     5.608     5.605     5.617
 100-02.50     5.605     5.606     5.605     5.605     5.604     5.601     5.613

    100- 3     5.603     5.603     5.602     5.601     5.600     5.597     5.609
 100-03.50     5.600     5.600     5.599     5.598     5.597     5.594     5.606
    100- 4     5.598     5.597     5.595     5.594     5.593     5.590     5.602
 100-04.50     5.596     5.595     5.592     5.591     5.589     5.586     5.598
    100- 5     5.594     5.592     5.589     5.587     5.586     5.582     5.595
 100-05.50     5.591     5.589     5.585     5.584     5.582     5.578     5.591

AVG LIFE       9.576     7.185     5.769     5.408     5.025     4.742     4.942
DURATION       6.960     5.578     4.688     4.456     4.211     4.041     4.211
FIRST PAY       5/03      4/02      6/02      7/02      8/02     11/02      2/03
LAST PAY       12/21      2/17      7/13      5/12     12/10     12/08      6/07

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IIM2   Balance: 11,750,000   Coupon:    6.03750
Delay:   0  Class Factor: 1.00  Accruing Since:  3/25/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed:  100 RAMP1
Index: 1ML  Value:  4.93750  Reset:  1.10000  Multiplier:  1.00000
Cap: 99.00000  Floor:  0.00000  Delay:   0


    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40

     99-26     6.163     6.175     6.186     6.189     6.193     6.195     6.195
  99-26.50     6.161     6.173     6.182     6.185     6.189     6.191     6.191
     99-27     6.159     6.170     6.179     6.182     6.185     6.186     6.187
  99-27.50     6.156     6.167     6.175     6.178     6.181     6.182     6.182
     99-28     6.154     6.164     6.172     6.175     6.177     6.178     6.178
  99-28.50     6.152     6.161     6.169     6.171     6.173     6.174     6.173

     99-29     6.149     6.158     6.165     6.167     6.170     6.170     6.169
  99-29.50     6.147     6.155     6.162     6.164     6.166     6.165     6.165
     99-30     6.145     6.153     6.158     6.160     6.162     6.161     6.160
  99-30.50     6.143     6.150     6.155     6.156     6.158     6.157     6.156
     99-31     6.140     6.147     6.151     6.153     6.154     6.153     6.152
  99-31.50     6.138     6.144     6.148     6.149     6.150     6.149     6.147

    100- 0     6.136     6.141     6.145     6.146     6.146     6.144     6.143
 100-00.50     6.133     6.138     6.141     6.142     6.142     6.140     6.138
    100- 1     6.131     6.135     6.138     6.138     6.139     6.136     6.134
 100-01.50     6.129     6.133     6.134     6.135     6.135     6.132     6.130
    100- 2     6.126     6.130     6.131     6.131     6.131     6.128     6.125
 100-02.50     6.124     6.127     6.128     6.128     6.127     6.123     6.121

    100- 3     6.122     6.124     6.124     6.124     6.123     6.119     6.117
 100-03.50     6.120     6.121     6.121     6.120     6.119     6.115     6.112
    100- 4     6.117     6.118     6.117     6.117     6.115     6.111     6.108
 100-04.50     6.115     6.115     6.114     6.113     6.112     6.107     6.103
    100- 5     6.113     6.113     6.111     6.110     6.108     6.102     6.099
 100-05.50     6.110     6.110     6.107     6.106     6.104     6.098     6.095

AVG LIFE       9.447     7.071     5.641     5.250     4.806     4.331     4.108
DURATION       6.744     5.418     4.535     4.285     3.994     3.677     3.530
FIRST PAY       5/03      4/02      5/02      5/02      6/02      7/02      8/02
LAST PAY        9/19      1/15     10/11     10/10      6/09     10/07      6/06

                                    To Maturity

                               CHASE SECURITIES INC.

Bond: IIB   Balance:  8,225,000   Coupon:    7.68750
Delay:   0  Class Factor: 1.00  Accruing Since:  3/25/1999
Settlement Date:  3/26/1999  ABS 30 year  WAC: 9.74  WAM: 358.07
Pricing Speed:  100 RAMP1
Index: 1ML  Value:  4.93750  Reset:  2.75000  Multiplier:  1.00000
Cap: 99.00000  Floor:  0.00000  Delay:   0


    MONTHS       CPR       CPR       CPR       CPR       CPR       CPR       CPR
                  15        20        25        27        30        35        40


     99-26     7.864     7.878     7.889     7.894     7.899     7.901     7.905
  99-26.50     7.862     7.875     7.886     7.890     7.895     7.897     7.900
     99-27     7.859     7.871     7.882     7.886     7.891     7.892     7.895
  99-27.50     7.857     7.868     7.878     7.882     7.886     7.887     7.890
     99-28     7.854     7.865     7.875     7.878     7.882     7.883     7.885
  99-28.50     7.852     7.862     7.871     7.874     7.878     7.878     7.880

     99-29     7.849     7.859     7.867     7.870     7.873     7.873     7.875
  99-29.50     7.847     7.856     7.863     7.866     7.869     7.869     7.870
     99-30     7.844     7.853     7.860     7.862     7.865     7.864     7.865
  99-30.50     7.841     7.849     7.856     7.858     7.861     7.859     7.860
     99-31     7.839     7.846     7.852     7.854     7.856     7.855     7.855
  99-31.50     7.836     7.843     7.848     7.850     7.852     7.850     7.850

    100- 0     7.834     7.840     7.845     7.846     7.848     7.845     7.845
 100-00.50     7.831     7.837     7.841     7.842     7.844     7.841     7.840
    100- 1     7.829     7.834     7.837     7.839     7.839     7.836     7.835
 100-01.50     7.826     7.831     7.833     7.835     7.835     7.831     7.830
    100- 2     7.824     7.827     7.830     7.831     7.831     7.827     7.825
 100-02.50     7.821     7.824     7.826     7.827     7.827     7.822     7.820

    100- 3     7.819     7.821     7.822     7.823     7.823     7.817     7.815
 100-03.50     7.816     7.818     7.819     7.819     7.818     7.813     7.810
    100- 4     7.813     7.815     7.815     7.815     7.814     7.808     7.805
 100-04.50     7.811     7.812     7.811     7.811     7.810     7.803     7.800
    100- 5     7.808     7.809     7.807     7.807     7.806     7.799     7.795
 100-05.50     7.806     7.805     7.804     7.803     7.801     7.794     7.790

AVG LIFE       9.041     6.743     5.358     4.977     4.527     4.020     3.716
DURATION       6.094     4.942     4.152     3.923     3.644     3.319     3.116
FIRST PAY       5/03      4/02      4/02      4/02      4/02      4/02      5/02
LAST PAY        8/16      6/12      9/09     10/08      9/07      4/06      3/05